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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-4384

Strong Equity Funds II, Inc., on behalf of

Strong Multi Cap Value Fund, Strong Small Company Value Fund,

Strong Small/Mid Cap Value Fund and Strong Strategic Value Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Value

Funds

Strong Dow 30 Value Fund

Strong Mid Cap Disciplined Fund

Strong Multi Cap Value Fund

Strong Small Company Value Fund

Strong Small/Mid Cap Value Fund

Strong Strategic Value Fund

Strong Dividend Income Fund

ANNUAL REPORT | December 31, 2004

Strong Value Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss

January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T. Weiss

Strong Financial Corporation

Strong Dow 30 Value Fund

For the twelve months ended December 31, 2004, the Dow 30 Value Fund posted a return of 1.36%, which placed it behind the return of its benchmark, the Dow Jones Industrial Average, which returned 5.31% for the same period.

Nine months with little movement — then a shift

For the first nine months of the year, equity markets stayed primarily in a trading range, with valuations fluctuating —at times rapidly — within a relatively narrow band. An air of uncertainty seemed to hang over the market, despite continued signs of economic growth. Early in the year, weak employment figures caused many observers to question the strength and staying power of the economic recovery. Then, as jobs numbers turned positive in the second quarter, many investors began to fear that higher interest rates and inflation would soon follow. Uncertainty on the international front added to a climate that helped to keep stock prices moving mostly sideways.

Investor sentiment began to improve somewhat near the end of May, as the market focused its attention on good news regarding strong corporate profits and new job creation. When the Federal Reserve acted to raise short-term rates by a quarter percentage point at the end of June, the modest move was widely anticipated. Although equity returns remained tepid in the year’s third quarter, they staged a solid comeback in the fourth quarter, as investors gained greater confidence in the economic outlook. Corporate profits climbed to record levels, job creation appeared to pick up, and oil prices moved down from their earlier highs.

The quick resolution to the November elections — a contrast to the drawn-out scenario in 2000 — and a result that was generally seen as positive for business allowed the equity markets to enjoy a strong upturn through most of the remainder of the year. The Fed raised rates a total of five times by the end of the year, bringing the target rate up to 2.25% from 1.0%. The measured pace of these increases, a quarter point at a time, helped to quiet fears of inflation.

Over the year, value stocks outperformed growth, and smaller-cap stocks outperformed large caps. Given this Fund’s focus on large-company stocks — the 30 companies that make up the Dow Jones Industrial Average — the latter trend had negative impact on performance.

Seeking value for the portfolio

In the actively managed portion of the portfolio, we sought to emphasize companies we believed were best positioned to benefit from the continued economic rebound. The strongest positive contributor to the Fund’s performance over the year was energy giant ExxonMobil. Its earnings were strongly supported by higher energy prices and continued strong demand.

Morningstar® Style Box™*

The surprise withdrawal of Vioxx, one of Merck’s best-selling drugs, from the market seriously hurt the company’s stock late in the year. The move also had impact on other drug stocks. Among the Fund’s other weaker performers were Pfizer, Coca-Cola, Intel, and Hewlett-Packard.

Although this Fund is designed to serve as a value portfolio, we are constrained by the lineup of Dow 30 stocks. In the first half of the year, changes made to the Index gave it somewhat more of a growth tilt, as companies such as AIG, Pfizer, and Verizon were added, and International Paper, Eastman Kodak, and AT&T were removed. Because the Fund has exposure to all 30 of the stocks in the Dow in the passively managed portion of the portfolio, these changes had impact on the overall tone of the portfolio. Within the limits of the Dow stocks, however, we continue to seek to emphasize value in the Fund’s lineup.

An outlook for sustainable growth

For months, many factors took a toll on investor confidence — factors that had little to do with the economy or corporate earnings. Now, investors once again seem to be paying attention to some very positive underlying economic trends. This offers the potential for positive impact on equity markets, though perhaps not at the same rate as in the fourth quarter of 2004.

We anticipate that economic growth should continue at a sustainable pace in coming months. Corporate earnings have been strong, and there is good reason they will continue to be so. Inflation remains at manageable levels, and the Federal Reserve appears to be strongly committed to its measured pace of rate increases. There are still many concerns facing investors, including geopolitical uncertainty and rising interest rates, but on balance, we believe positive economic factors could help to drive reasonable gains among large-cap stocks in coming months.

Although energy prices remain an area of concern — despite recent declines — we are confident that even at higher levels, oil prices are not likely to put a severe crimp in economic growth. Energy consumption per unit of Gross Domestic Product (GDP) is dramatically lower than it was in the 1970s, indicating a level of efficiency that allows the economy to absorb higher prices.

Effective January 1, 2005, Jennifer C. Newell, CFA, and Roger D. Newell of Wells Capital Management Incorporated became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Dividend Income Fund, the successor to the Strong Dividend Income Fund, on or about April 11, 2005.

We appreciate your investment in the Strong Dow 30 Value Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Dow 30 Value Fund

Growth of an Assumed $10,000 Investment†

From 12-31-97 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial AverageSM (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Dow Jones Industrial Average is a price-weighted average based on the performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted over the years for stock splits, stock dividends, and substitution of stock). The total return is computed by reinvesting quarterly dividends on a monthly basis. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the DJIA Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Exxon Mobil Corporation	11.3%
Citigroup, Inc.	6.6%
The Boeing Company	6.4%
United Technologies Corporation	6.0%
International Business Machines Corporation	5.6%
American International Group, Inc.	5.4%
Alcoa, Inc.	4.5%
Altria Group, Inc.	4.3%
The Procter & Gamble Company	4.3%
3M Company	4.0%

Top Ten	58.4%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	1.36%
5-year	-0.98%
Since Fund Inception (12-31-97)	4.71%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

General: Dow JonesSM, Dow Jones Industrial AverageSM, Dow 30SM, The DowSM, and DJIASM are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Diversified Operations	18.7%
Oil & Gas — International Integrated	11.3%
Banks — Money Center	9.0%
Aerospace — Defense	6.4%
Computer — IT Services	5.6%
Insurance — Diversified	5.4%
Metal Ores — Miscellaneous	4.5%
Tobacco	4.3%
Cosmetics — Personal Care	4.3%
Financial Services — Miscellaneous	4.0%

Top Ten	73.5%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and nondiversified-portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Mid Cap Disciplined Fund

Last year was the sixth consecutive year that the Strong Mid Cap Disciplined Fund outperformed its benchmarks. For the year ended December 31, 2004, the Fund posted a return of 21.18%, beating the 20.22% return of the Russell Midcap Index. Meanwhile, the Fund’s peer group index, the Lipper Mid-Cap Value Funds Index, finished 2004 with a return of 19.54%.

The year delivered high-energy prices, robust economic data, and solid corporate profits. However, the third quarter was sluggish due to fears that the economy had hit a soft patch. We took this opportunity to significantly lower our cash reserves, as the deceleration helped generate some undervalued opportunities. After the election, investors were treated to a powerful rally in share prices, a resurgence of positive economic data, and a decline in energy prices. The persistence of these positive indicators continued to support the consensus that a market rally could be sustainable in the coming months, despite concerns over a weaker U.S dollar, rising interest rates, and a prolonged rebuilding effort in Iraq.

Finding “the right company at the right price”

Our disciplined investment process focuses on finding the right company at the right price at the right time. We spend virtually all of our time and effort on bottom-up, fundamental stock research. Individual stock selection, not sector allocation, drives the Fund’s performance. During the period, stock selection was particularly strong in utilities, technology, and energy.

The strength of stocks this year, particularly in the fourth quarter, was driven by the optimism of not only shareholders but also corporate managers. Merger-and-acquisition activity heated up significantly, and the Fund owned a number of stocks involved in this trend. Apogent Technologies, Caesars Entertainment, First Health Group, Gold Fields, Goldcorp, Public Service Enterprise Group, SOLA International, and VERITAS Software all received takeover bids, directly benefiting the Fund’s results.

Sector weightings are the direct result of our individual company selections, rather than top-down, macroeconomic considerations. That said, the portfolio benefited this year from having a significant presence in utilities, particularly electric utilities such as TXU, Public Service Enterprise Group, and CenterPoint Energy.

The energy sector also contributed to our performance, most noticeably from exploration and production (E&P) holdings such as Devon Energy, Amerada Hess, and Kerr-McGee. As the year progressed, we took profits in energy. In addition, we shifted some energy exposure from E&P to oil service — for example, Cooper Cameron and National-Oilwell — amid the euphoric sentiment created by industry consolidation in the E&P group. The profits taken in energy were put to work in gold stocks, which had lagged badly by mid-year despite the fact that both commodities typically benefit from a weakening dollar.

Morningstar® Style Box™*

Opportunities in health care and technology

The Fund continued to reap the benefits of being underweighted compared to its benchmark in technology. Nevertheless, deteriorating economic conditions in the third quarter of 2004 provided us with an excellent opportunity to reassess the space. After looking at numerous possibilities in the sector and considerable analysis, we established significant positions in data management software provider VERITAS Software and Computer Associates, which makes a variety of enterprise software applications. Both stocks recovered nicely from their August lows by the end of the period.

Health care is a fast-growing sector that often presents us with special value situations. At mid-year, we found ourselves at an all-time low exposure relative to the index due to a lack of compelling investment opportunities. Thankfully, second-half weakness in the sector provided us with better opportunities. By year-end, we increased our health care weighting, having established positions in former biotech high-flyers Imclone Systems and Chiron.

We continued to trim the Fund’s financial holdings in 2004 as we had in 2002 and 2003. Banks have been consistent market performers over this period, never falling out of favor. In fact, banks delivered record earnings and traded at record high prices during 2004. One of the primary reasons that value indices have performed so much better than growth indices over the last five years has been the strong performance of bank stocks.

Our consumer staples picks proved to be drags on performance given their defensive characteristics. Within the group, the Fund remained significantly invested in food stocks, finding the steady growth, high dividends, and stable cash flow of these businesses compelling. Our largest stock in this sector, Del Monte Foods, returned only 6% for the year, and we thought it continued to represent exceptional value.

Focusing on out-of-favor stocks

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices, which often come when they are temporarily out of favor with investors. Discipline and patience, along with strong focus on risk management, continue to be important themes of our management style.

The Fund is expected to reorganize into the Wells Fargo Advantage Mid Cap Disciplined Fund, the successor to the Strong Mid Cap Disciplined Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Mid Cap Disciplined Fund.

Robert J. Costomiris

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Mid Cap Disciplined Fund

Growth of an Assumed $10,000 Investment†

From 12-31-98 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Value Funds Index Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Sola International, Inc.	5.4%
The Readers Digest Association, Inc. (non-voting)	4.1%
Del Monte Foods Company	4.0%
VERITAS Software Corporation	4.0%
The Kroger Company	3.8%
Cooper Cameron Corporation	3.5%
Chiron Corporation	3.3%
Public Service Enterprise Group, Inc.	3.3%
AGCO Corporation	3.1%
Arch Coal, Inc.	2.8%

Top Ten	37.3%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	21.18%
5-year	15.73%
Since Fund Inception (12-31-98)	18.77%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Performance: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Food — Miscellaneous Preparation	9.0%
Utility — Electric Power	7.7%
Metal Ores — Gold/Silver	6.9%
Insurance — Property/Casualty/Title	6.7%
Oil & Gas — Machinery/Equipment	5.9%
Medical — Biomedical/Biotechnology	5.8%
Computer Software — Enterprise	5.6%
Medical/Dental — Supplies	5.4%
Media — Periodicals	4.6%
Utility — Gas Distribution	4.0%

Top Ten	61.6%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Multi Cap Value Fund

The Strong Multi Cap Value Fund gained 16.14% during the 12 months ending December 31, 2004. This result exceeded the 10.87% return of the S&P 500 Index, the Fund’s broad-based benchmark. The Fund’s relative performance was aided in part by the strong outperformance of value shares over the growth sector across all capitalization groups during the year.

Quantitative and fundamental analysis

In managing the Multi Cap Value Fund, we follow a multidimensional screening process. We use quantitative analysis to narrow the field of potential investments but spend most of our time on fundamental research. In particular, we try to identify some dynamics for change that are not already reflected in a stock’s price. This can be a new management team, new business plan, new product, industry consolidation, or any number of other developments that could favorably influence a company’s prospects.

The primary areas that helped the Fund’s performance were the energy sector and the construction industry. In particular, exploration and production holding Range Resources benefited from two highly beneficial acquisitions, higher oil and gas prices, and strong production growth in its existing properties. Likewise, continued production growth and successful exploration results by Canadian Natural Resources helped the shares of this senior oil and gas producer sharply appreciate. For Chicago Bridge & Iron, new contract awards related to the construction or expansion of liquefied natural gas (LNG) terminals has helped the growth in backlog of orders, a leading indicator of future growth, to increase and for these shares to surge. Much of the outperformance by the Fund took place in the second half of 2004, when we saw especially good results from the energy sector.

Detracting influences

These positive results were partly offset by negative influences from the Fund’s holdings in the telecommunications, technology, and gold mining areas. We continued to believe, however, that many of these holdings were undervalued and could rebound in 2005. For example, in the processing industry, GrafTech International underperformed because expectations for lower electrode pricing caused a reduction of its projected earnings in 2005. However, end-user demand remained excellent, leading us to expect better electrode pricing in 2005.

Morningstar® Style Box™*

At the end of the period, we remained significantly underweighted compared to the benchmark in the financials area because we believed that many of these stocks, especially banks, could face a difficult business environment if interest rates continued to rise. In a rising rate environment, traditional banks and mortgage companies generally tend to experience reduced profitability or lower valuations. However, we continued to review select names within the insurance industry that we believed had the ability to achieve strong revenue growth while meeting our stringent criteria in other areas.

Future challenges

Going into 2004, we anticipated that the year would bring a challenging investment environment. We believed the markets would reward active managers with strong stock-picking abilities. We maintain this view as we move into 2005. Equity markets are likely to be challenged by a variety of factors, including geopolitics, the continued threat of terrorism, and the prospect of further interest-rate hikes from the Federal Reserve Board. Moreover, for both consumers and many businesses, high-energy costs could siphon off disposable cash that might have been used for other purchases, thereby restraining economic growth.

However, we believe the Fund is well positioned to perform favorably in this type of market climate. Many of the sectors that have added value to the Fund in the past, such as energy and materials, could be poised to perform well in the upcoming market environment because of their low valuations. Additionally, the continuation of a gradual increase in interest rates globally could help to maintain more sustainable growth in demand for raw material inputs. By preventing global economies from overheating, higher rates might be able to extend the economic recovery for a longer period of time than would otherwise be the case.

The Fund is expected to reorganize into the Wells Fargo Advantage Small Cap Value Fund, the successor to the Strong Advisor Small Cap Value Fund, on or about April 11, 2005.

Thank you for your continued investment in the Strong Multi Cap Value Fund.

I. Charles Rinaldi

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Multi Cap Value Fund

Growth of an Assumed $10,000 Investment†

From 10-22-85 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Small-Cap Core Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize time periods, the indices’ performances were prorated for the month of October 1985.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Small-Cap Core Funds Average is the average of all funds in the Lipper Small-Cap Core Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Global Industries, Ltd.	4.2%
Range Resources Corporation	4.1%
Royal Group Technologies, Ltd.	3.5%
ECI Telecom, Ltd.	3.2%
GrafTech International, Ltd.	3.2%
Canadian Natural Resources, Ltd.	3.1%
Empire Resorts, Inc.	2.9%
El Paso Corporation	2.8%
Key Energy Services, Inc.	2.8%
Forest Oil Corporation	2.6%

Top Ten	32.4%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	16.14%
5-year	5.66%
10-year	8.19%
Since Fund Inception (10-22-85)	10.54%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	13.1%
Oil & Gas — Field Services	10.2%
Telecommunications — Equipment	6.0%
Metal Ores — Gold/Silver	4.6%
Building — Construction Products/Miscellaneous	3.5%
Medical — Nursing Homes	3.4%
Steel — Specialty Alloys	3.2%
Insurance — Property/Casualty/Title	3.1%
Oil & Gas — Canadian Exploration & Production	3.1%
Machinery — General Industrial	3.0%

Top Ten	53.2%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Small Company Value Fund

For the year ended December 31, 2004, the Strong Small Company Value Fund posted a return of 27.04%, significantly outperforming its broad-based index, the Russell 2000 Index, which returned 18.33%. The Fund also outdistanced the 20.65% return of its peer group benchmark, the Lipper Small-Cap Value Funds Index.

The first half of 2004 delivered high-energy prices, robust economic data, and solid corporate profits, with most of the market’s gains confined to the first quarter. The third quarter was sluggish due to fears that the economy had hit a soft spot. However, the fourth quarter witnessed a resurgence of positive economic data and a decline in energy prices which, along with the removal of uncertainty about the outcome of the presidential election, triggered a powerful rally in the market. Despite concerns over a weaker U.S. dollar and rising interest rates, the persistence of these positive indicators supported a consensus that the market rally could be sustainable. For the sixth year in a row, small-cap stocks outperformed large caps.

Stock selection was rewarding

Our disciplined investment process focuses on finding the right company at the right price at the right time. We spend virtually all of our time and effort on bottom-up, fundamental stock research. Individual stock selection, not sector allocation, drives the Fund’s performance. During the period, stock selection was particularly strong in information technology, health care, and utilities. The strength of stocks this year, particularly in the fourth quarter, was driven by the optimism of not only shareholders but also corporate managers. Merger-and-acquisition activity heated up significantly, and the Fund owned a number of stocks involved in this trend. Apogent Technologies, Caesars Entertainment, Provident Financial Group, and Sola International all received takeover bids, directly benefiting our results.

The Fund’s sector weightings are a direct result of our individual company selections rather than top-down, macroeconomic considerations. That said, the portfolio benefited this year from having significant exposure to the strong energy sector. The rise in oil and natural gas prices was caused by a combination of strong demand, tight supplies, fears of market disruption in the Middle East, and speculation in the markets themselves. As the year progressed and this situation unfolded, we significantly reduced our exposure to the sector.

What you avoid can sometimes be as important as what you own. This was the case in the information technology sector, where our significant underweighting compared to the benchmark added to performance. In fact, technology was the only sector in the Russell 2000 Index to finish the year with a loss. Despite this weakness, we enjoyed very strong performance from Midway Games, a maker of video games, and IT services provider Ciber. As the period progressed, we took profits in technology, further increasing our underweight.

Morningstar® Style Box™*

We shifted to a larger position in the consumer discretionary sector by adding to an already overweighted media industry. We established a new position in leading Hispanic radio broadcaster Spanish Broadcasting System, and added to our existing position in Reader’s Digest Association, the publisher of the largest paid circulation magazine in the country.

Trimming financials

We continued to trim the Fund’s financial holdings in 2004. In the small-cap area, this sector is dominated by real estate investment trusts (REITs) and banks. Stocks in both industries outperformed in the bear market of 2001 and 2002 and then kept pace in the strong markets of 2003 and 2004. In fact, both groups delivered record earnings and traded at record high prices. One of the primary reasons that value indices have performed so much better than growth indices over the last five years has been the strong performance of financials.

Our consumer staples stocks proved to be drags on performance given their defensive characteristics. Within consumer staples, the Fund remained significantly overweighted compared to the benchmark in food stocks, as we found the steady growth, high dividends, and stable cash flow of these businesses very compelling. Our largest holding in this sector, Del Monte Foods, returned only 6% for the year, and we thought it remained an exceptional value.

As in 2003, the year saw considerable weakness in the U.S. dollar, a condition that typically is more beneficial for larger companies. Bigger companies are more likely to be exporters, which generally benefit from stronger currencies abroad. Despite this, small-caps outperformed again in 2004. Investors in small-cap stocks should not be surprised if large-cap stocks play “catch-up” in the future.

Focusing on out-of-favor stocks

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices — which often come when they are temporarily out of favor with investors. Discipline and patience, along with a strong focus on risk management, continue to be important themes of our management style.

The Fund is expected to reorganize into the Wells Fargo Advantage Small Cap Disciplined Fund, the successor to the Strong Small Company Value Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Small Company Value Fund.

Robert J. Costomiris

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Small Company Value Fund

Growth of an Assumed $10,000 Investment†

From 3-28-02 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Sola International, Inc.	5.5%
The Readers Digest Association, Inc. (non-voting)	4.2%
Vital Signs, Inc.	3.3%
Ohio Casualty Corporation	3.0%
World Wrestling Federation Entertainment, Inc.	3.0%
Spanish Broadcasting System, Inc. Class A	3.0%
Scottish Re Group, Ltd.	2.8%
AGCO Corporation	2.8%
Del Monte Foods Company	2.7%
DIMON, Inc.	2.6%

Top Ten	32.9%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	27.04%
Since Fund Inception (3-28-02)	25.76%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Media — Periodicals	6.5%
Medical/Dental — Supplies	5.5%
Media — Radio/TV	4.4%
Food — Miscellaneous Preparation	3.3%
Medical — Products	3.3%
Leisure — Gaming/Equipment	3.1%
Insurance — Property/Casualty/Title	3.0%
Media — Diversified	3.0%
Insurance — Life	2.8%
Machinery — Farm	2.8%

Top Ten	37.7%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and small-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Small/Mid Cap Value Fund

The Fund enjoyed its second consecutive year of double-digit gains, as small- and mid-cap value stocks were again two of the market’s strongest-performing asset classes. For the year that ended December 31, 2004, the Strong Small/Mid Cap Value Fund posted a 19.37% return, a little short of the 20.22% return registered by the Fund’s broad-based benchmark, the Russell Midcap Index.

The small- and mid-cap value asset classes contain many stocks that are underfollowed, undervalued, and underloved. Our team employs a qualitative and quantitative screening process, followed by fundamental research, which allows only companies that meet our high standards to become holdings in the Fund.

Industrials, materials and energy aided performance

The industrials and materials sectors added value to the Fund. Within industrials, stocks in construction and engineering, along with commercial services and supplies, performed well and were among the top contributors for the period. Meanwhile, chemical names aided performance in the materials sector. PolyOne Corporation, a specialty polymer manufacturer, was a strong performer from sales of its resin products. On the other hand, despite a solid rally in metals and mining stocks in the third quarter, the Fund experienced a pullback in many of these names during the fourth quarter. However, we continued to have conviction in these stocks, as we believed they could add significant value to the Fund over the long term.

The energy sector — in which the Fund remained overweighted compared to the benchmark during the period — also contributed to performance. Several energy equipment and services names, as well as oil and gas securities, were top contributors to performance. Range Resources was a top performer for the energy sector as the oil services and natural gas firm reported higher than expected natural gas reserves. Range Resources is an independent oil and gas company operating in the Southwest, Gulf Coast and Appalachian regions of the United States. In addition, Global Industries, an offshore oil pipeline services firm, was a strong contributor. Global has the largest fleet of service vessels available in the Gulf of Mexico. Many of our energy holdings have been long–term positions for the Fund. While some of these stocks lost ground near the end of the year as energy prices retreated from their October highs, we believed the valuations of the Fund’s energy holdings remained attractive. Investors’ concerns about energy supplies, coupled with international political unrest and high global demand, led us to maintain a positive outlook for this sector throughout 2004.

Morningstar® Style Box™*

Late in the year, the Fund’s consumer discretionary stocks began increasing in value, with consumer stocks such as restaurants and retailers leading performance. The Fund owned well-known yet underfollowed names such as California Pizza Kitchen, JC Penney, and Stamps.com, all of which contributed to performance.

Technology and financials disappointed

The technology sector detracted slightly from performance during the year. Some technology names rebounded after a difficult third quarter. Software and computer stocks, in particular, produced solid returns and helped performance compared with the benchmark. However, some semiconductor stocks were hit hard at the end of the fourth quarter. We believed that many technology holdings became overvalued during the year, and therefore we were selective in this area, as we have been for several years.

The Fund also underperformed the benchmark in the financials sector. We remained cautious about this area, especially the banking industry, in which the Fund was significantly underweighted compared to the benchmark. Given the rising interest-rate environment, we believed traditional banks might experience downward pressure on profit margins in many of their businesses. We continued to look for companies with the ability to increase revenue growth while possessing underlying fundamentals that met our stringent criteria. Selected names within the insurance industry illustrated this point. Versus the benchmark, the Fund maintains a lower concentration of real estate securities, specifically REITs. As a result, the Fund underperformed in this area for the year.

Looking ahead

Despite significant outperformance by the small- and mid-cap value asset classes in recent years, we believe many opportunities still exist. While valuations in some groups such as technology and financials appear overextended, we remain alert for pullbacks that could present opportunities for adding to positions in which we have conviction. Meanwhile, our outlook on energy remains favorable, and we continue to overweight the sector compared to the benchmark based on our belief that certain industries in it offer the potential for strong and sustainable earnings growth.

The Fund is expected to reorganize into the Wells Fargo Advantage Small/Mid Cap Value Fund, the successor to the Strong Small/Mid Cap Value Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Small/Mid Cap Value Fund.

I. Charles Rinaldi

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Small/Mid Cap Value Fund

Growth of an Assumed $10,000 Investment†

From 3-28-02 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Small-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Small-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Global Industries, Ltd.	4.1%
Covalent Group, Inc.	3.9%
Range Resources Corporation	3.5%
Paramount Resources, Ltd.	3.2%
Glamis Gold, Ltd.	2.3%
Canadian Natural Resources, Ltd.	2.0%
Royal Group Technologies, Ltd.	2.0%
Apex Silver Mines, Ltd.	1.8%
Key Energy Services, Inc.	1.6%
UNOVA, Inc.	1.6%

Top Ten	26.0%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	19.37%
Since Fund Inception (3-28-02)	13.93%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	10.0%
Oil & Gas — Field Services	8.8%
Metal Ores — Gold/Silver	8.1%
Oil & Gas — International Exploration & Production	4.7%
Medical/Dental — Services	3.9%
Chemicals — Plastics	3.3%
Oil & Gas — Drilling	3.3%
Medical — Products	3.1%
Machinery — General Industrial	2.6%
Telecommunications — Equipment	2.3%

Top Ten	50.1%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Strategic Value Fund

The Strong Strategic Value Fund rose 18.01% during the year ending December 31, 2004. This result outpaced the Fund’s broad-based benchmark, the Standard & Poor’s 500 Index (S&P 500), which gained 10.87% during the same period.

The Fund’s relative performance was helped by stock selection in the health care, financial, and consumer staples sectors. The Fund’s overweighted position compared to the benchmark in small-cap stocks also added to performance, as small caps outperformed their large-cap counterparts during 2004. For example, the Russell 2000 Index, a common measure of the performance of smaller stocks, rose 18.33% during the period, considerably more than the 10.87% return of the large-cap S&P 500. In addition, value stocks outperformed growth stocks — another factor that helped the Fund, which was largely invested in value-oriented companies.

The Fund’s investment process

We followed a consistent management strategy throughout the past 12 months. Our investment process was “bottom up,” meaning that we evaluated candidates for inclusion in the portfolio on an individual basis. In other words, our focus was on adding value through stock selection, as opposed to making indirect sector bets.

In choosing stocks, we followed a three-step process. First, we sought to purchase companies with improving fundamentals and earnings quality, which we defined as the proportion of earnings that are based on cash flow and not on management’s estimations and forecasts. Second, we looked for companies whose management strategy was to attempt to maximize the long-term value of the business, which we defined as the present value of the company’s future net cash flows. Finally, we wished to purchase stocks at a discount to what we believed was their fair value. To arrive at this value, we used multiple valuation tools, including both absolute and relative value metrics. After constructing the portfolio using this approach, we applied a series of risk measures to better understand how the portfolio was constructed and sought ways to reduce risk for the Fund’s shareholders.

What worked, what didn’t

Applying this stock-selection process, the fund owned a position in Tesoro, an independent oil refiner with a significant presence on the West Coast. We began accumulating Tesoro shares early in 2004 when they were priced cheaply, reflecting concerns about the company’s high debt load and low crude oil prices. As the year went on, however, demand for oil jumped while supplies were tight. Oil prices rose, and profit margins for West Coast refiners became the highest in the country. Tesoro was able to operate at maximum capacity and turn a significant increase in revenues into rapid earnings growth and a healthy cash flow, enabling the company to pay off significant amounts of debt and improve its balance sheet. Against this backdrop, Tesoro shares enjoyed strong performance and greatly added to the Fund’s returns.

Morningstar® Style Box™*

Alderwoods Group, however, was a portfolio holding that did not work out as well. This U.S. funeral home operator performed poorly, with an especially sharp decline during the summer, as the company reported disappointing sales and earnings on a drop in the number of funerals it performed. However, we noted that Alderwoods continued to generate solid cash flow, allowing the company to further pay down debt. Also, the company’s management appeared to be doing the right thing by selling underperforming funeral homes as well as improving its marketing efforts. As the year came to a close, the stock made up some of its lost value.

Questions lie ahead

A number of questions remain unanswered for the year ahead: What will happen to crude oil prices? How quickly will the Federal Reserve Board continue to raise interest rates? Will the U.S. dollar continue its decline against the euro, yen and other world currencies? How will the War on Terrorism proceed, and will violence in the Middle East persist? Although we can’t predict the answers to these questions, we are confident that these will be significant factors in how the market responds in 2005.

New Manager and Fund Reorganization

Effective January 1, 2005, Robert J. Costomiris, CFA, of Wells Capital Management Incorporated became the Portfolio Manager for the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage U.S. Value Fund, the successor to the Strong Advisor U.S. Value Fund, on or about April 11, 2005.

We thank you for your investment in the Strong Strategic Value Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Strategic Value Fund

Growth of an Assumed $10,000 Investment†

From 3-28-02 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Commercial Metals Company	1.8%
Tesoro Petroleum Corporation	1.7%
Archer Daniels Midland Company	1.7%
UnitedHealth Group, Inc.	1.6%
CIT Group, Inc.	1.6%
Terex Corporation	1.6%
Vintage Petroleum, Inc.	1.5%
Wachovia Corporation	1.5%
Ryland Group, Inc.	1.5%
Edison International	1.5%

Top Ten	16.0%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	18.01%
Since Fund Inception (3-28-02)	6.63%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Diversified Operations	3.6%
Metal Processing & Fabrication	3.0%
Oil & Gas — United States Exploration & Production	3.0%
Insurance — Property/Casualty/Title	3.0%
Finance — Consumer/Commercial Loans	2.9%
Oil & Gas — International Integrated	2.8%
Medical — Health Maintenance Organizations	2.8%
Banks — Super Regional	2.7%
Medical/Dental — Supplies	2.6%
Retail — Clothing/Shoes	2.6%

Top Ten	29.0%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to the following specific risks: value-style investing risk and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Dividend Income Fund

The Strong Dividend Income Fund gained 14.04% during the 12 months ending December 31, 2004, outperforming the Standard & Poor’s 500 Index (S&P 500), which rose 10.87% during the same time frame.

A major reason for the Fund’s strong relative performance was investors’ increased preference in 2004 for high-quality companies that regularly increase their dividends and whose dividend yields are greater than the market’s. In other words, companies with strong fundamentals gained the most from market conditions during the period. Businesses displaying some of the following characteristics — all of which were qualities we have regularly favored when choosing investments for the Fund — were generally rewarded in 2004:

•	Dominant positions in their markets

•	Strong balance sheets and a modest debt load

•	A long track record of paying dividends

•	A history of increasing dividend payments

•	A regular willingness to repurchase their own stock

•	Tight controls on operating expenses

•	A willingness to avoid acquisitions that do not add value for shareholders

Value and growth

Value stocks outperformed their growth counterparts during the past 12 months. For example, the Russell 1000 Value Index, a broad-based measure of value stock performance, returned 16.49% during the period, while the Russell 1000 Growth Index returned 6.30%. This trend worked to the benefit of the Fund, as value companies often provide investors with higher dividend yields than growth companies do.

Even though the Federal Reserve Board raised short-term interest rates five times during the year, long-term rates remained virtually unchanged from their levels at the end of 2003. Accordingly, stocks with solid dividend yields also benefited from the continuing environment of low long-term interest rates because they continued to represent an attractive income alternative to bonds.

Focusing on our best ideas

The Fund’s management approach during the period was to choose those stocks that we believed offered the potential for attractive returns relative to the amount of risk assumed. Our goal was to outperform the benchmark while managing volatility and provide downside protection in case of an unexpected market decline.

Morningstar® Style Box™*

During 2004, we reduced the number of holdings in the Fund from 74 at the beginning of the period to 44 at its end. Even as we continued to believe wholeheartedly in the value of diversification for risk-management purposes, we made this change to help focus more of the Fund’s assets on what we believed were our management team’s best investment ideas. At year-end, the Fund’s top-ten holdings accounted for 37.9% of the Fund’s assets, compared to 30.5% at the beginning of the year.

Energy and utility stocks gained

In addition to benefiting from a favorable overall climate for our style of investing, the Fund was helped by positions in the energy and utility sectors. Both sectors were helped by soaring oil and natural gas prices during most of 2004. A large position in TXU, a Texas-based nonregulated electricity provider, was particularly helpful to results, as the stock was one of the market’s best performers during the year.

Stock selection in the industrial sector also boosted returns, with our position in railroad company Burlington Northern Santa Fe providing particularly strong performance. For most of the year, Burlington Northern shares rose steadily as the company benefited from high demand for rail service.

On the negative side, the Fund’s stock selection in the technology sector was sub-par. A position in semiconductor giant Intel provided particularly disappointing performance. Intel was hurt by a slower-than-expected recovery in technology spending that caused earnings to lag expectations. A second significant detractor in the Fund portfolio was Pfizer, a large-cap pharmaceutical name.

Positioning at period-end

There was relatively little turnover in the Fund during the past few months. At period end, the Fund’s 44 stocks were well diversified across 10 major industry sectors. The Dividend Income Fund is a very high-quality portfolio with the potential to perform well in 2005 given a moderate increase in economic growth and long-term interest rates.

Effective January 1, 2005, Jennifer C. Newell, CFA, and Roger D. Newell of Wells Capital Management Incorporated became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Dividend Income Fund, the successor to the Strong Dividend Income Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Dividend Income Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Dividend Income Fund

Growth of an Assumed $10,000 Investment†

From 7-1-93 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Equity Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Equity Income Funds Index is the average of the 30 largest funds in the Lipper Equity Income Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Citigroup, Inc.	5.1%
TXU Corporation	4.8%
ConocoPhillips	4.4%
Bank of America Corporation	3.7%
The Dow Chemical Company	3.6%
Wachovia Corporation	3.5%
Assurant, Inc.	3.5%
The Allstate Corporation	3.2%
Lockheed Martin Corporation	3.1%
Burlington Northern Santa Fe Corporation	3.1%

Top Ten	38.0%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1,2]
1-year	14.04%
5-year	5.19%
10-year	11.43%
Since Fund Inception (7-1-93)	10.04%

Class K1,2,3
1-year	14.49%
5-year	5.45%
10-year	11.57%
Since Fund Inception (7-1-93)	10.15%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for both share classes.

Performance:

[2]	The performance of the Fund prior to 12-08-01, is based on the Fund’s previous investment strategy where the Fund was managed as a nondiversified utilities fund.
[3]	The performance of the Class K shares prior to 12-31-01 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — International Integrated	9.0%
Banks — Money Center	8.8%
Utility — Electric Power	8.3%
Banks — Super Regional	6.6%
Diversified Operations	5.8%
Aerospace — Defense	4.5%
Chemicals — Basic	4.5%
Insurance — Diversified	3.5%
Insurance — Property/Casualty/Title	3.2%
Transportation — Rail	3.1%

Top Ten	57.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

	Class	Fund’s Annualized Expense Ratio[1,2]		Beginning Account Value 7-01-04		Actual				Hypothetical (5% return before expenses)
						Ending Account Value 12-31-04		Expenses Paid During Period[3]		Ending Account Value 12-31-04		Expenses Paid During Period[3]
Strong Dow 30 Fund	Investor	1.30%			$1,000.00		$1,022.90		$6.61		$1,018.60		$6.60
Strong Mid Cap Disciplined Fund	Investor	1.29%			$1,000.00		$1,094.40		$6.79		$1,018.65		$6.55
Strong Multi Cap Value Fund	Investor	1.50%			$1,000.00		$1,134.50		$8.05		$1,017.60		$7.61
Strong Small Company Value Fund	Investor	1.60%			$1,000.00		$1,092.30		$8.41		$1,017.09		$8.11
Strong Small/Mid Cap Value Fund	Investor	1.94%			$1,000.00		$1,114.80		$10.31		$1,015.38		$9.83
Strong Strategic Value Fund	Investor	1.93%			$1,000.00		$1,076.60		$10.07		$1,015.43		$9.78
Strong Dividend Income Fund	Investor K	1.33 0.93	% %	$ $	1,000.00 1,000.00	$ $	1,116.60 1,118.40	$ $	7.08 4.95	$ $	1,018.45 1,020.46	$ $	6.75 4.72

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	These ratios do not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31 , 2004

STRONG DOW 30 VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.5%
Aerospace - Defense 6.4%
The Boeing Company	83,200	$4,307,264
Auto Manufacturer 3.8%
General Motors Corporation	63,200	2,531,792
Banks - Money Center 9.0%
Citigroup, Inc.	92,500	4,456,650
J.P. Morgan Chase & Company	40,600	1,583,806

		6,040,456
Beverages - Soft Drinks 1.4%
The Coca-Cola Company	23,000	957,486
Computer - IT Services 5.6%
International Business Machines Corporation	38,200	3,765,756
Computer - Manufacturers 0.7%
Hewlett-Packard Company	23,200	486,504
Computer Software - Desktop 2.9%
Microsoft Corporation	73,200	1,955,170
Cosmetics - Personal Care 4.3%
The Procter & Gamble Company	53,200	2,930,256
Diversified Operations 18.7%
3M Co.	33,200	2,724,724
E.I. Du Pont de Nemours & Company	48,200	2,364,210
General Electric Company	23,200	846,800
Honeywell International, Inc.	73,200	2,592,012
United Technologies Corporation	39,200	4,051,320

		12,579,066
Electronics - Semiconductor Manufacturing 0.8%
Intel Corporation	23,200	542,648
Financial Services - Miscellaneous 4.0%
American Express Company	48,200	2,717,034
Insurance - Diversified 5.4%
American International Group, Inc.	55,200	3,624,984
Machinery - Construction/Mining 3.3%
Caterpillar, Inc.	23,000	2,242,730
Media - Radio/TV 1.0%
The Walt Disney Company	23,200	644,960
Medical - Drug/Diversified 2.2%
Johnson & Johnson	23,200	1,471,344
Medical - Ethical Drugs 2.0%
Merck & Company, Inc.	23,200	745,648
Pfizer, Inc.	23,200	623,848

		1,369,496
Metal Ores - Miscellaneous 4.5%
Alcoa, Inc.	97,400	3,060,308
Oil & Gas - International Integrated 11.3%
Exxon Mobil Corporation	149,200	7,647,992
Retail - Major Discount Chains 1.8%
Wal-Mart Stores, Inc.	23,200	$1,225,424
Retail - Restaurants 2.3%
McDonald’s Corporation	48,200	1,545,292
Retail/Wholesale - Building Products 1.5%
The Home Depot, Inc.	23,200	991,568
Telecommunications - Services 2.3%
SBC Communications, Inc.	23,200	597,864
Verizon Communications, Inc.	23,200	939,832

		1,537,696
Tobacco 4.3%
Altria Group, Inc.	48,000	2,932,800

Total Common Stocks (Cost $55,606,260)		67,108,026

Short-Term Investments (a) 1.4%
Repurchase Agreements (d)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $971,069); Collateralized by: United States Government & Agency Issues	$971,000	971,000

Total Short-Term Investments (Cost $971,000)		971,000

Total Investments in Securities (Cost $56,577,260) 100.9%		68,079,026
Other Assets and Liabilities, Net (0.9%)		(632,441)

Net Assets 100.0%		$67,446,585

STRONG MID CAP DISCIPLINED FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.8%
Aerospace - Defense 1.8%
Raytheon Company	319,600	$12,410,068
Apparel - Shoes & Related Manufacturing 0.7%
Tommy Hilfiger Corporation (b)	442,700	4,993,656
Beverages - Soft Drinks 1.8%
Coca-Cola Enterprises, Inc. (e)	596,000	12,426,600
Building - Maintenance & Services 0.1%
The ServiceMaster Company	56,000	772,240
Computer - IT Services 0.2%
Unisys Corporation (b)	135,000	1,374,300
Computer Software - Enterprise 5.6%
Computer Associates International, Inc. (e)	365,000	11,336,900
VERITAS Software Corporation (b)	937,500	26,765,625

		38,102,525
Diversified Operations 0.3%
Loews Corporation	25,000	1,757,500
Energy - Other 2.8%
Arch Coal, Inc. (e)	539,900	19,188,046

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG MID CAP DISCIPLINED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Finance - Savings & Loan 1.2%
First Financial Bancorp (e)	452,800	$7,924,000
Food - Meat Products 0.3%
Smithfield Foods, Inc. (b) (e)	61,000	1,804,990
Tyson Foods, Inc. Class A	20,000	368,000

		2,172,990
Food - Miscellaneous Preparation 9.0%
Campbell Soup Company	385,000	11,507,650
ConAgra, Inc.	408,000	12,015,600
Del Monte Foods Company (b)	2,429,000	26,767,580
Sara Lee Corporation	425,000	10,259,500

		60,550,330
Household - Housewares 2.6%
Newell Rubbermaid, Inc.	735,000	17,779,650
Insurance - Accident & Health 0.0%
Conseco, Inc. (b) (e)	2,000	39,900
Insurance - Brokers 0.8%
Marsh & McLennan Companies, Inc.	72,000	2,368,800
U.S.I. Holdings Corporation (b) (e)	248,500	2,875,145

		5,243,945
Insurance - Life 2.2%
Scottish Re Group, Ltd. (e)	580,000	15,022,000
Insurance - Property/Casualty/Title 6.7%
Ohio Casualty Corporation (b) (e)	673,100	15,622,651
Old Republic International Corporation	57,000	1,442,100
SAFECO Corporation (e)	340,100	17,766,824
The St. Paul Travelers Companies, Inc.	290,000	10,750,300

		45,581,875
Machinery - Farm 3.1%
AGCO Corporation (b) (e)	965,000	21,123,850
Media - Diversified 0.8%
World Wrestling Federation Entertainment, Inc.	455,000	5,519,150
Media - Periodicals 4.6%
Playboy Enterprises, Inc. Class B (b)	251,400	3,089,706
The Readers Digest Association, Inc.	2,000,000	27,820,000

		30,909,706
Media - Radio/TV 2.7%
Cumulus Media, Inc. Class A (b)	17,600	265,408
Spanish Broadcasting System, Inc. Class A (b)	1,691,000	17,856,960

		18,122,368
Medical - Biomedical/Biotechnology 5.8%
Chiron Corporation (b)	675,000	22,497,750
ImClone Systems, Inc. (b) (e)	355,000	16,358,400

		38,856,150
Medical - Health Maintenance Organizations 0.4%
First Health Group Corporation (b) (e)	155,000	2,900,050
Medical - Hospitals 1.2%
Triad Hospitals, Inc. (b)	210,000	7,814,100
Medical - Wholesale Drugs/Sundries 1.1%
PSS World Medical, Inc. (b)	570,000	7,133,550
Medical/Dental - Supplies 5.4%
Sola International, Inc. (b)	1,320,000	36,352,800
Metal Ores - Gold/Silver 6.9%
Anglogold, Ltd. Sponsored ADR (e)	220,000	$7,997,000
Barrick Gold Corporation	775,000	18,770,500
Gold Fields, Ltd. Sponsored ADR (e)	620,000	7,737,600
Goldcorp, Inc.	680,000	10,227,200
Newmont Mining Corporation Holding Company	50,000	2,220,500

		46,952,800
Oil & Gas - Drilling 0.3%
GlobalSantaFe Corporation	70,000	2,317,700
Oil & Gas - Machinery/Equipment 5.9%
Baker Hughes, Inc.	111,000	4,736,370
Cooper Cameron Corporation (b) (e)	445,000	23,945,450
National-Oilwell, Inc. (b)	311,000	10,975,190

		39,657,010
Oil & Gas - United States Exploration & Production 1.2%
Devon Energy Corporation	200,000	7,784,000
Paper & Paper Products 1.7%
MeadWestvaco Corporation (e)	342,000	11,590,380
Pollution Control - Services 1.4%
Republic Services, Inc.	150,000	5,031,000
Waste Management, Inc.	144,000	4,311,360

		9,342,360
Retail - Super/Mini Markets 3.8%
The Kroger Company (b)	1,465,000	25,696,100
Tobacco 1.7%
Loews Corp - Carolina Group	385,000	11,145,750
Utility - Electric Power 7.7%
Consolidated Edison, Inc.	42,000	1,837,500
DTE Energy Company	86,000	3,709,180
Entergy Corporation	22,000	1,486,980
FPL Group, Inc.	148,000	11,063,000
FirstEnergy Corporation	307,000	12,129,570
Public Service Enterprise Group, Inc.	425,000	22,002,250

		52,228,480
Utility - Gas Distribution 4.0%
CenterPoint Energy, Inc.	1,690,000	19,097,000
KeySpan Corporation (e)	116,000	4,576,200
NiSource, Inc.	60,000	1,366,800
Sempra Energy (e)	53,000	1,944,040

		26,984,040

Total Common Stocks (Cost $538,215,585)		647,769,969

Convertible Preferred Stocks 0.5%
Insurance - Life
Scottish Re Group, Ltd. 5.875%	100,000	3,089,000

Total Convertible Preferred Stocks (Cost $2,500,000)		3,089,000

Put Options Purchased 0.0%
Utility - Electric Power
Philadelphia Utility Index	173,700	191,070

Total Put Options Purchased (Cost $418,617)		191,070

STRONG MID CAP DISCIPLINED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 7.1%
Collateral Received for Securities Lending 3.6%
Navigator Prime Portfolio	24,156,972	$24,156,972
Repurchase Agreements (d) 0.7%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $4,400,788); Collateralized by: United States Government & Agency Issues	$4,400,000	4,400,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $432,731); Collateralized by: United States Government & Agency Issues	432,700	432,700

		4,832,700
United States Government Issues 2.8%
United States Treasury Bills, Due 1/13/05 thru 3/17/05 (g)	19,200,000	19,183,078

Total Short-Term Investments (Cost $48,170,511)		48,172,750

Total Investments in Securities (Cost $589,304,713) 103.4%		699,222,789
Other Assets and Liabilities, Net (3.4%)		(22,889,741)

Net Assets 100.0%		$676,333,048

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	141,303	33,258,403
Options closed	(132,714)	(25,854,550)
Options expired	(1,700)	(9,551)
Options exercised	(5,152)	(1,055,989)

Options outstanding at end of year	1,737	$6,338,313

WRITTEN CALL OPTIONS DETAIL
	Contracts (100 shares per contract)	Value (Note 2)
Philadelphia Utility Index
(Strike Price is $330.00. Expiration date is 3/18/05. Premium received is $6,338,313.)	1,737	$(7,521,210)

STRONG MULTI CAP VALU E FUND
	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.3%
Apparel - Clothing Manufacturing 0.6%
Guess?, Inc. (b)	113,700	$1,426,935
Auto/Truck - Original Equipment 0.6%
Dana Corporation	81,600	1,414,128
Building - Construction Products/ Miscellaneous 3.5%
Royal Group Technologies, Ltd. (b)	755,700	7,912,179
Building - Heavy Construction 2.1%
Chicago Bridge & Iron Company NV (c)	122,100	4,884,000
Building - Maintenance & Services 0.7%
ABM Industries, Inc.	83,445	$1,645,535
Chemicals - Plastics 1.2%
Intertape Polymer Group, Inc. (b)	312,270	2,844,780
Chemicals - Specialty 0.7%
Hercules, Inc. (b)	108,200	1,606,770
Commercial Services - Consulting 0.2%
Watson Wyatt & Company Holdings	16,700	450,065
Commercial Services - Security/Safety 0.4%
DHB Industries, Inc. (b) (c)	50,000	952,000
Commercial Services - Staffing 0.2%
MPS Group, Inc. (b)	37,500	459,750
Computer - Data Storage 1.2%
Seagate Technology (b) (c)	154,900	2,675,123
Computer - Local Networks 0.2%
Computer Network Technology Corporation (b)	73,800	523,980
Computer - Manufacturers 1.3%
Sun Microsystems, Inc. (b)	549,800	2,957,924
Computer Software - Desktop 1.9%
Microsoft Corporation	158,400	4,230,864
Computer Software - Enterprise 0.8%
Lightbridge, Inc. (b)	305,000	1,842,200
Containers 1.3%
Constar International, Inc. (b)	372,800	2,878,016
Electronics - Contract Manufacturing 0.6%
Celestica, Inc. (b)	91,240	1,287,396
Electronics - Miscellaneous Components 0.2%
Coherent, Inc. (b) (c)	16,770	510,479
Electronics - Scientific Measuring 0.2%
Newport Corporation (b)	31,730	447,393
Electronics - Semiconductor Manufacturing 0.6%
Amkor Technology, Inc. (b)	93,500	624,580
Credence Systems Corporation (b)	61,800	565,470
Zoran Corporation (b)	22,700	262,866

		1,452,916
Finance - Consumer/Commercial Loans 0.5%
Falcon Financial Investment Trust	147,028	1,029,196
Finance - Equity REIT 0.8%
American Financial Realty Trust	115,300	1,865,554
Finance - Investment Brokers 0.2%
Labranche & Company, Inc. (b)	51,900	465,024
Food - Miscellaneous Preparation 1.2%
Del Monte Foods Company (b)	249,150	2,745,633

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG MULTI CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Insurance - Diversified 0.3%
PXRE Group, Ltd.	23,500	$592,435
Insurance - Property/Casualty/Title 3.1%
EMC Insurance Group, Inc.	48,000	1,038,720
Endurance Specialty Holdings, Ltd.	19,100	653,220
Mercury General Corporation	28,880	1,730,490
NYMAGIC, Inc.	44,630	1,129,139
Platinum Underwriters Holdings, Ltd.	53,500	1,663,850
Specialty Underwriters’ Alliance, Inc. (b)	99,900	949,050

		7,164,469
Internet - Software 1.1%
Vignette Corporation (b)	1,784,600	2,480,594
Leisure - Gaming/Equipment 2.9%
Empire Resorts, Inc. (b)	600,600	6,696,690
Leisure - Services 0.1%
Great Wolf Resorts, Inc. (b)	10,600	236,804
Machinery - General Industrial 3.0%
Briggs & Stratton Corporation (c)	53,726	2,233,927
UNOVA, Inc. (b) (c)	178,600	4,516,794

		6,750,721
Media - Diversified 0.7%
Time Warner, Inc. (b)	77,900	1,514,376
Media - Radio/TV 0.7%
The E.W. Scripps Company Class A	31,300	1,511,164
Medical - Biomedical/Biotechnology 1.1%
CV Therapeutics, Inc. (b) (c)	108,700	2,500,100
Medical - Ethical Drugs 1.5%
Biovail Corporation International (b)	131,200	2,168,736
Endo Pharmaceuticals Holdings, Inc. (b)	64,800	1,362,096

		3,530,832
Medical - Nursing Homes 3.4%
Beverly Enterprises, Inc. (b)	615,900	5,635,485
Manor Care, Inc.	60,000	2,125,800

		7,761,285
Medical/Dental - Services 1.4%
Covalent Group, Inc. (b) (i)	879,170	2,241,884
Omnicare, Inc.	29,500	1,021,290

		3,263,174
Metal Ores - Gold/Silver 4.6%
Apex Silver Mines, Ltd. (b)	255,680	4,392,582
Harmony Gold Mining Company, Ltd. Sponsored ADR	279,000	2,586,330
Meridian Gold, Inc. (b) (c)	38,710	734,329
Newmont Mining Corporation Holding Company	61,500	2,731,215

		10,444,456
Metal Ores - Miscellaneous 1.6%
Inco, Ltd. (b) (c)	98,700	3,630,186
Oil & Gas - Canadian Exploration & Production 3.1%
Canadian Natural Resources, Ltd. (c)	164,800	7,048,496
Oil & Gas - Drilling 2.3%
Helmerich & Payne, Inc. (c)	75,400	2,566,616
Transocean, Inc. (b) (c)	63,800	2,704,482

		5,271,098
Oil & Gas - Field Services 10.2%
Global Industries, Ltd. (b)	1,155,400	$9,578,266
Key Energy Services, Inc. (b)	541,600	6,390,880
Layne Christensen Company (b)	52,300	949,245
Matrix Service Company (b)	167,255	1,348,075
Newpark Resources, Inc. (b)	427,800	2,203,170
Oceaneering International, Inc. (b)	34,600	1,291,272
Willbros Group, Inc. (b)	63,100	1,454,455

		23,215,363
Oil & Gas - International Exploration & Production 2.3%
CNOOC, Ltd. ADR (c)	84,400	4,573,636
Paramount Resources, Ltd.	31,600	707,726

		5,281,362
Oil & Gas - United States Exploration & Production 13.1%
Forest Oil Corporation (b) (c)	184,700	5,858,684
Kerr McGee Corporation	18,000	1,040,220
McMoRan Exploration Company (b)	121,970	2,280,839
Noble Energy, Inc. (c)	47,900	2,953,514
Petrohawk Energy Corporation (b)	66,700	570,952
Pioneer Natural Resources Company	94,300	3,309,930
Pogo Producing Company	41,400	2,007,486
Range Resources Corporation (c)	452,800	9,264,288
Stone Energy Corporation (b)	59,900	2,700,891

		29,986,804
Oil & Gas - United States Integrated 2.8%
El Paso Corporation	619,500	6,442,800
Pollution Control - Services 0.8%
Calgon Carbon Corporation	212,130	1,926,140
Retail - Clothing/Shoes 0.9%
Bakers Footwear Group, Inc. (b)	117,700	1,182,885
The Gymboree Corporation (b)	69,300	888,426

		2,071,311
Retail - Restaurants 1.2%
California Pizza Kitchen, Inc. (b) (c)	85,300	1,961,900
Darden Restaurants, Inc. (c)	29,800	826,652

		2,788,552
Retail/Wholesale - Computer/Cellular 0.4%
CellStar Corporation (b)	187,650	835,043
Steel - Producers 1.4%
United States Steel Corporation (c)	64,000	3,280,000
Steel - Specialty Alloys 3.2%
GrafTech International, Ltd. (b)	774,300	7,324,878
Telecommunications - Equipment 6.0%
ADC Telecommunications, Inc. (b)	1,730,300	4,637,204
C-COR.net Corporation (b)	111,000	1,032,300
ECI Telecom, Ltd. (b)	908,700	7,423,170
ECtel, Ltd. (b)	195,487	713,528

		13,806,202
Telecommunications - Services 0.6%
Cincinnati Bell, Inc. (b)	303,700	1,260,355
Transportation - Truck 0.8%
Covenant Transport, Inc. Class A (b)	87,700	1,825,914
Utility - Electric Power 1.5%
TECO Energy, Inc.	227,000	3,482,180

Total Common Stocks (Cost $179,272,674)		222,431,624

STRONG MULTI CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Convertible Preferred Stocks 0.6%
Oil & Gas - United States Exploration & Production
Petrohawk Energy Corporation Series B (Acquired 11/16/04; Cost $1,271,000) (b) (f)	16,400	$1,403,840

Total Convertible Preferred Stocks (Cost $1,271,000)		1,403,840

Short-Term Investments (a) 4.1%
Repurchase Agreements (d)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $7,901,415); Collateralized by: United States Government & Agency Issues	$7,900,000	7,900,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,550,510); Collateralized by: United States Government & Agency Issues	1,550,400	1,550,400

Total Short-Term Investments (Cost $9,450,400)		9,450,400

Total Investments in Securities (Cost $189,994,074) 102.0%		233,285,864
Other Assets and Liabilities, Net (2.0%)		(4,573,489)

Net Assets 100.0%		$228,712,375

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of year	2,125	$503,967
Options written during the year	15,145	3,000,627
Options closed	(9,938)	(1,814,061)
Options expired	(1,740)	(264,167)
Options exercised	(1,517)	(286,425)

Options outstanding at end of year	4,075	$1,139,941

WRITTEN CALL OPTION DETAIL
	Contracts (100 shares per contract)	Value (Note 2)
Briggs & Stratton Corporation	100	$(33,500)
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $32,699.)

CNOOC, Ltd. ADR	100	(25,250)
(Strike Price is $55.00. Expiration date is 3/18/05. Premium received is $29,199.)
(Strike Price is $60.00. Expiration date is 6/17/05. Premium received is $10,600.)	50	(10,125)

CV Therapeutics, Inc.
(Strike Price is $22.50. Expiration date is 1/21/05. Premium received is $27,899.)	200	(23,000)
(Strike Price is $17.50. Expiration date is 4/15/05. Premium received is $74,433.)	100	(69,500)
(Strike Price is $22.50. Expiration date is 4/15/05. Premium received is $47,683.)	100	(39,500)

California Pizza Kitchen, Inc.
(Strike Price is $22.50. Expiration date is 1/21/05. Premium received is $7,850.)	50	(5,625)

Canadian Natural Resources, Ltd.
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $12,525.)	75	$(23,625)
(Strike Price is $40.00. Expiration date is 3/18/05. Premium received is $130,447.)	350	(148,750)
(Strike Price is $45.00. Expiration date is 3/18/05. Premium received is $14,200.)	100	(15,750)
(Strike Price is $45.00. Expiration date is 6/17/05. Premium received is $62,323.)	225	(64,687)

Chicago Bridge & Iron Company NV
(Strike Price is $35.00. Expiration date is 4/15/05. Premium received is $23,349.)	50	(28,500)

Coherent, Inc.
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $11,850.)	50	(9,625)

DHB Industries, Inc.
(Strike Price is $17.50. Expiration date is 2/18/05. Premium received is $101,430.)	400	(113,000)
(Strike Price is $20.00. Expiration date is 2/18/05. Premium received is $14,200.)	100	(16,000)

Darden Restaurants, Inc.
(Strike Price is $25.00. Expiration date is 4/15/05. Premium received is $13,100.)	50	(17,000)

Forest Oil Corporation
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $14,850.)	50	(13,000)
(Strike Price is $30.00. Expiration date is 5/20/05. Premium received is $61,048.)	150	(55,500)

Helmerich & Payne, Inc.
(Strike Price is $35.00. Expiration date is 2/18/05. Premium received is $14,550.)	150	(14,625)
(Strike Price is $30.00. Expiration date is 3/18/05. Premium received is $18,100.)	50	(22,500)

Inco, Ltd.
(Strike Price is $35.00. Expiration date is 1/21/05. Premium received is $15,850.)	50	(10,500)
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $19,199.)	100	(12,500)

Meridian Gold, Inc.
(Strike Price is $15.00. Expiration date is 1/21/05. Premium received is $15,700.)	100	(39,500)

Noble Energy, Inc.
(Strike Price is $60.00. Expiration date is 1/21/05. Premium received is $11,350.)	50	(12,250)
(Strike Price is $65.00. Expiration date is 1/21/05. Premium received is $5,600.)	50	(1,750)
(Strike Price is $60.00. Expiration date is 2/18/05. Premium received is $15,425.)	50	(16,250)

Range Resources Corporation
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $5,444.)	50	(5,000)
(Strike Price is $17.50. Expiration date is 3/18/05. Premium received is $23,699.)	100	(33,500)
(Strike Price is $20.00. Expiration date is 3/18/05. Premium received is $8,131.)	50	(7,875)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG MULTI CAP VALUE FUND (continued)

	Contracts (100 shares per contract)	Value (Note 2)
Seagate Technology
(Strike Price is $15.00. Expiration date is 1/21/05. Premium received is $10,350.)	150	$(36,000)

Transocean, Inc.
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $14,350.)	50	(14,375)
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $45,549.)	150	(54,000)
(Strike Price is $45.00. Expiration date is 5/20/05. Premium received is $12,600.)	50	(13,375)

United States Steel Corporation
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $40,349.)	50	(56,500)
(Strike Price is $45.00. Expiration date is 1/21/05. Premium received is $22,349.)	50	(33,000)
(Strike Price is $50.00. Expiration date is 1/21/05. Premium received is $63,073.)	225	(60,188)
(Strike Price is $45.00. Expiration date is 4/15/05. Premium received is $48,349.)	50	(44,250)
(Strike Price is $55.00. Expiration date is 4/15/05. Premium received is $17,849.)	50	(18,000)

UNOVA, Inc.
(Strike Price is $22.50. Expiration date is 3/18/05. Premium received is $22,390.)	150	(53,250)

	4,075	$(1,271,125)

STRONG SMALL COMPANY VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 80.4%
Apparel - Clothing Manufacturing 0.3%
Russell Corporation	22,700	$442,196
Apparel - Shoes & Related Manufacturing 0.6%
The Stride Rite Corporation	17,000	189,890
Tommy Hilfiger Corporation (b)	60,000	676,800

		866,690
Banks - Midwest 0.4%
First Indiana Corporation	16,000	360,160
Peoples Bancorp, Inc.	600	16,458
UMB Financial Corporation	2,200	124,652

		501,270
Banks - Northeast 0.1%
First Commonwealth Financial Corporation	1,300	20,007
NBT Bancorp, Inc.	3,800	97,736

		117,743
Beverages - Soft Drinks 0.4%
Vermont Pure Holdings, Ltd. (b)	274,300	490,997
Building - Air Conditioning & Heating Products 1.2%
Comfort Systems USA, Inc. (b)	220,700	1,694,976
Building - Maintenance & Services 0.3%
EMCOR Group, Inc. (b)	8,000	361,440
Chemicals - Specialty 0.0%
Hercules, Inc. (b)	2,000	$29,700
Commercial Services - Healthcare 2.5%
NDCHealth Corporation	130,000	2,416,700
Radiologix, Inc. (b)	234,200	1,030,480

		3,447,180
Commercial Services - Miscellaneous 0.6%
Crawford & Company Class A	67,800	474,600
MedQuist, Inc. (b)	25,000	370,000

		844,600
Computer - IT Services 1.1%
Ciber, Inc. (b)	155,000	1,494,200
Computer Software - Financial 0.0%
S1 Corporation (b)	4,000	36,240
Electronics - Military Systems 0.1%
Herley Industries, Inc. (b)	4,900	99,666
Energy - Other 1.7%
Arch Coal, Inc.	66,000	2,345,640
Finance - Consumer/Commercial Loans 0.1%
Financial Federal Corporation (b)	3,600	141,120
Finance - Savings & Loan 2.7%
Citizens First Bancorp, Inc.	3,800	91,884
First Financial Bancorp	200,000	3,500,000

		3,591,884
Financial Services - Miscellaneous 0.2%
ACE Cash Express, Inc. (b)	7,900	234,314
Food - Dairy Products 0.2%
Galaxy Nutritional Foods, Inc. (b)	175,000	306,250
Food - Miscellaneous Preparation 3.3%
Del Monte Foods Company (b)	330,000	3,636,600
Monterey Pasta Company (b)	177,300	599,274
Tasty Baking Company	30,500	246,745

		4,482,619
Insurance - Brokers 1.1%
U.S.I. Holdings Corporation (b)	131,000	1,515,670
Insurance - Life 2.8%
Scottish Re Group, Ltd.	148,000	3,833,200
Insurance - Property/Casualty/Title 3.0%
Ohio Casualty Corporation (b)	175,000	4,061,750
Leisure - Gaming/Equipment 3.1%
Lakes Entertainment, Inc. (b)	105,000	1,710,450
MTR Gaming Group, Inc. (b)	230,600	2,435,136

		4,145,586
Leisure - Toys/Games/Hobby 1.6%
Action Performance Companies, Inc.	195,000	2,143,050
Machinery - Farm 2.8%
AGCO Corporation (b)	170,000	3,721,300
Machinery - General Industrial 1.1%
Robbins & Myers, Inc.	49,800	1,186,734
Tennant Company	6,000	237,900

		1,424,634

STRONG SMALL COMPANY VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Media - Books 0.7%
Scholastic Corporation (b)	27,300	$1,009,008
Media - Diversified 3.0%
World Wrestling Federation Entertainment, Inc.	332,000	4,027,160
Media - Periodicals 6.5%
Playboy Enterprises, Inc. Class B (b)	260,000	3,195,400
The Readers Digest Association, Inc.	405,000	5,633,550

		8,828,950
Media - Radio/TV 4.4%
Regent Communications, Inc. (b)	375,000	1,987,500
Spanish Broadcasting System, Inc. Class A (b)	380,000	4,012,800

		6,000,300
Medical - Biomedical/Biotechnology 1.3%
Guilford Pharmaceuticals, Inc. (b)	7,000	34,650
Trimeris, Inc. (b)	118,000	1,672,060

		1,706,710
Medical - Ethical Drugs 0.8%
VIVUS, Inc. (b)	255,000	1,134,750
Medical - Products 3.3%
Cambrex Corporation	700	18,970
Vital Signs, Inc.	113,000	4,397,960

		4,416,930
Medical - Systems/Equipment 2.0%
CTI Molecular Imaging, Inc. (b)	189,000	2,681,910
Medical - Wholesale Drugs/Sundries 1.1%
PSS World Medical, Inc. (b)	115,000	1,439,225
Medical/Dental - Services 1.1%
Hooper Holmes, Inc.	135,000	799,200
MIM Corporation (b)	102,700	652,145

		1,451,345
Medical/Dental - Supplies 5.5%
Sola International, Inc. (b)	270,000	7,435,800
Metal Processing & Fabrication 0.6%
Valmont Industries, Inc.	31,000	778,410
Office - Equipment & Automation 1.3%
InFocus Corporation (b)	185,000	1,694,600
Oil & Gas - Drilling 0.3%
Pride International, Inc. (b)	20,000	410,800
Oil & Gas - Field Services 1.1%
Global Industries, Ltd. (b)	25,000	207,250
Layne Christensen Company (b)	9,800	177,870
Oceaneering International, Inc. (b)	28,000	1,044,960

		1,430,080
Oil & Gas - Machinery/Equipment 0.8%
National-Oilwell, Inc. (b)	32,000	1,129,280
Oil & Gas - Refining/Marketing 0.1%
Lubrizol Corporation	2,000	73,720
Oil & Gas - United States Exploration & Production 1.0%
Kerr McGee Corporation	24,000	1,386,960
Paper & Paper Products 0.5%
Buckeye Technologies, Inc. (b)	55,300	$719,453
Pollution Control - Equipment 1.0%
Lydall, Inc. (b)	115,000	1,363,900
Pollution Control - Services 1.0%
Casella Waste Systems, Inc. Class A (b)	49,000	717,360
Clean Harbors, Inc. (b)	44,800	675,584

		1,392,944
Retail - Clothing/Shoes 0.5%
Syms Corporation (b)	58,000	704,700
Retail - Restaurants 2.2%
Buca, Inc. (b)	239,200	1,664,832
Rubio’s Restaurants, Inc. (b)	107,000	1,297,910

		2,962,742
Retail - Super/Mini Markets 1.2%
Wild Oats Markets, Inc. (b)	190,000	1,673,900
Retail/Wholesale - Food 1.1%
Cal-Maine Foods, Inc.	125,000	1,511,250
Green Mountain Coffee Roasters, Inc. (b)	500	12,550

		1,523,800
Tobacco 2.6%
DIMON, Inc.	525,000	3,528,000
Utility - Electric Power 1.6%
Black Hills Corporation	4,000	122,720
Cleco Corporation	5,600	113,456
IDACORP, Inc.	9,600	293,472
Otter Tail Corporation	5,800	148,074
PNM Resources, Inc.	57,000	1,441,530

		2,119,252
Utility - Gas Distribution 1.5%
CenterPoint Energy, Inc.	182,000	2,056,600
Utility - Water Supply 1.0%
California Water Service Group	36,000	1,355,400

Total Common Stocks (Cost $92,000,626)		108,810,544

Convertible Preferred Stocks 0.2%
Insurance - Life
Scottish Re Group, Ltd. 5.875%	7,000	216,230

Total Convertible Preferred Stocks (Cost $180,600)		216,230

Short-Term Investments (a) 18.7%
Repurchase Agreements (d)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $24,704,425); Collateralized by: United States Government & Agency Issues	$24,700,000	24,700,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $594,642); Collateralized by: United States Government & Agency Issues	594,600	594,600

Total Short-Term Investments (Cost $25,294,600)		25,294,600

Total Investments in Securities (Cost $117,475,826) 99.3%		134,321,374
Other Assets and Liabilities, Net 0.7%		965,707

Net Assets 100.0%		$135,287,081

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG SMALL COMPANY VALUE FUND (continued)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	21,866	4,526,349
Options closed	(20,138)	(4,232,630)
Options expired	—	—
Options exercised	(1,728)	(293,719)

Options outstanding at end of year	—	$—

STRONG SMALL/MID CAP VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.1%
Aerospace - Defense Equipment 1.9%
Evans & Sutherland Computer Corporation (b)	34,735	$242,103
Sequa Corporation Class A (b)	1,565	95,700

		337,803
Apparel - Clothing Manufacturing 0.5%
Guess?, Inc. (b)	6,975	87,536
Banks - Southeast 0.2%
Community Bancorp (b)	900	27,540
Building - Air Conditioning & Heating Products 0.4%
York International Corporation	2,005	69,253
Building - Construction Products/Miscellaneous 2.2%
Royal Group Technologies, Ltd. (b)	33,135	346,923
U.S. Home Systems, Inc. (b)	6,025	37,054

		383,977
Building - Paint & Allied Products 0.3%
RPM International, Inc.	2,925	57,505
Chemicals - Plastics 3.3%
AEP Industries, Inc. (b)	11,425	169,433
Intertape Polymer Group, Inc. (b)	22,935	208,938
PolyOne Corporation (b)	9,645	87,384
Wellman, Inc.	11,305	120,850

		586,605
Chemicals - Specialty 0.6%
Hercules, Inc. (b)	7,625	113,231
Commercial Services - Miscellaneous 0.6%
Source Interlink Companies, Inc. (b)	8,000	106,240
Commercial Services - Security/Safety 2.1%
DHB Industries, Inc. (b) (c)	6,465	123,094
The GEO Group, Inc. (b)	3,625	96,352
OSI Systems, Inc. (b)	7,110	161,468

		380,914
Commercial Services - Staffing 0.5%
Kforce.com, Inc. (b)	7,900	87,690
Computer - Data Storage 0.8%
Seagate Technology (b)	8,345	144,118
Computer - Local Networks 0.5%
3Com Corporation	21,750	90,698
Computer - Manufacturers 2.1%
Cray, Inc. (b)	29,385	$136,934
Sun Microsystems, Inc. (b)	42,375	227,977

		364,911
Computer - Peripheral Equipment 0.5%
Silicon Storage Technology, Inc. (b)	15,220	90,559
Computer Software - Enterprise 2.1%
Ascential Software Corporation (b) (c)	11,365	185,363
Lightbridge, Inc. (b)	10,435	63,027
Mobius Management Systems, Inc. (b)	17,265	125,240

		373,630
Computer Software - Financial 0.5%
DST Systems, Inc. (b)	1,610	83,913
Computer Software - Medical 0.0%
Allscripts Healthcare Solutions, Inc. (b)	580	6,189
Containers 1.4%
Constar International, Inc. (b)	32,790	253,139
Electrical - Equipment 0.8%
Encore Wire Corporation (b)	10,035	133,767
Electronics - Contract Manufacturing 0.4%
Celestica, Inc. (b)	5,005	70,621
Electronics - Miscellaneous Components 0.7%
Kemet Corporation (b)	13,835	123,823
Electronics - Parts Distributors 0.4%
Richardson Electronics, Ltd.	7,450	79,044
Finance - Consumer/Commercial Loans 0.4%
Falcon Financial Investment Trust	11,552	80,864
Finance - Savings & Loan 0.8%
Pacific Premier Bancorp, Inc. (b)	11,215	148,711
Food - Meat Products 0.7%
Sanderson Farms, Inc.	2,860	123,781
Food - Miscellaneous Preparation 1.1%
Del Monte Foods Company (b)	17,770	195,825
Insurance - Diversified 0.2%
PXRE Group, Ltd.	1,745	43,991
Insurance - Property/Casualty/Title 1.9%
EMC Insurance Group, Inc.	3,690	79,852
Endurance Specialty Holdings, Ltd.	1,250	42,750
NYMAGIC, Inc.	2,570	65,021
Platinum Underwriters Holdings, Ltd.	2,460	76,506
Specialty Underwriters’ Alliance, Inc. (b)	7,560	71,820

		335,949
Internet - Software 1.8%
Embarcadero Technologies, Inc. (b)	14,255	134,140
Vignette Corporation (b)	129,300	179,727

		313,867
Leisure - Services 0.6%
Great Wolf Resorts, Inc. (b)	820	18,319
Sabre Holdings Corporation	3,570	79,111

		97,430

STRONG SMALL/MID CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Machinery - General Industrial 2.6%
Briggs & Stratton Corporation (c)	4,290	$178,378
UNOVA, Inc. (b) (c)	11,180	282,742

		461,120
Media - Newspapers 0.6%
Journal Communications, Inc. Class A	6,225	112,486
Media - Radio/TV 0.6%
The E.W. Scripps Company Class A	2,125	102,595
Medical - Biomedical/Biotechnology 0.7%
Aphton Corporation (b)	22,795	70,892
CV Therapeutics, Inc. (b)	2,455	56,465

		127,357
Medical - Drug/Diversified 0.3%
Access Pharmaceuticals, Inc. (b)	12,965	45,896
Medical - Ethical Drugs 1.2%
Biovail Corporation International (b)	6,010	99,345
Endo Pharmaceuticals Holdings, Inc. (b)	5,235	110,040

		209,385
Medical - Nursing Homes 1.7%
Beverly Enterprises, Inc. (b)	14,825	135,649
Manor Care, Inc.	4,525	160,321

		295,970
Medical - Products 3.1%
Allied Healthcare Products, Inc. (b)	32,658	213,910
Discovery Partners International, Inc. (b)	11,625	55,219
OraSure Technologies, Inc. (b)	18,255	122,674
Synovis Life Technologies, Inc. (b)	13,880	150,043

		541,846
Medical/Dental - Services 3.9%
Covalent Group, Inc. (b)	271,250	691,688
Metal Ores - Gold/Silver 8.1%
Apex Silver Mines, Ltd. (b)	18,480	317,486
Glamis Gold, Ltd. (b)	24,025	412,269
Goldcorp, Inc.	12,215	183,714
Harmony Gold Mining Company, Ltd. Sponsored ADR	16,165	149,849
Meridian Gold, Inc. (b)	2,380	45,149
Newmont Mining Corporation Holding Company	3,735	165,871
Randgold Resources, Ltd. ADR (b)	13,905	158,517

		1,432,855
Metal Ores - Miscellaneous 1.2%
Inco, Ltd. (b) (c)	5,760	211,853
Mining - Gems 0.7%
Quadra Mining, Ltd. (CAD) (b) (h)	24,820	117,964
Oil & Gas - Canadian Exploration & Production 2.0%
Canadian Natural Resources, Ltd. (c)	8,270	353,708
Oil & Gas - Drilling 3.3%
Grey Wolf, Inc. (b)	22,385	117,969
Helmerich & Payne, Inc. (c)	3,780	128,671
Parker Drilling Company (b)	35,820	140,773
Pride International, Inc. (b)	5,240	107,630
Transocean, Inc. (b) (c)	1,985	84,144

		579,187
Oil & Gas - Field Services 8.8%
Global Industries, Ltd. (b)	86,770	$719,323
Key Energy Services, Inc. (b)	24,050	283,790
Layne Christensen Company (b)	4,432	80,441
Newpark Resources, Inc. (b)	31,760	163,564
Oceaneering International, Inc. (b)	2,565	95,726
Petroleum Helicopters, Inc. (b)	3,000	77,337
Petroleum Helicopters, Inc. (non-voting) (b)	2,185	54,778
Willbros Group, Inc. (b)	3,455	79,638

		1,554,597
Oil & Gas - International Exploration & Production 4.7%
CNOOC, Ltd. ADR (c)	4,675	253,339
Paramount Resources, Ltd. (CAD) (b) (h)	25,430	569,540

		822,879
Oil & Gas - United States Exploration & Production 10.0%
Energy Partners, Ltd. (b)	3,285	66,587
Forest Oil Corporation (b) (c)	7,395	234,569
Kerr McGee Corporation	1,360	78,594
McMoRan Exploration Company (b)	9,040	169,048
Noble Energy, Inc.	1,495	92,182
Petrohawk Energy Corporation (b)	4,840	41,430
PetroQuest Energy, Inc. (b)	24,575	121,646
Pioneer Natural Resources Company	6,295	220,955
Pogo Producing Company	2,395	116,134
Range Resources Corporation	30,380	621,575

		1,762,720
Oil & Gas - United States Integrated 1.4%
El Paso Corporation	23,365	242,996
Paper & Paper Products 1.1%
Wausau-Mosinee Paper Corporation	11,000	196,460
Pollution Control - Services 0.3%
Tetra Tech, Inc. (b)	3,450	57,753
Retail - Clothing/Shoes 0.9%
Bakers Footwear Group, Inc. (b)	10,155	102,058
Shoe Carnival, Inc. (b)	3,910	50,830

		152,888
Retail - Miscellaneous 0.4%
Sharper Image Corporation (b)	3,605	67,954
Retail - Restaurants 1.0%
California Pizza Kitchen, Inc. (b) (c)	4,895	112,585
Darden Restaurants, Inc. (c)	2,215	61,444

		174,029
Retail/Wholesale - Computer/Cellular 0.3%
CellStar Corporation (b)	11,570	51,486
Steel - Producers 1.6%
Roanoke Electric Steel Corporation	4,020	83,097
United States Steel Corporation (c)	3,945	202,181

		285,278
Steel - Specialty Alloys 1.5%
GrafTech International, Ltd. (b)	28,655	271,076
Telecommunications - Equipment 2.3%
ADC Telecommunications, Inc. (b)	80,455	215,619
ADTRAN, Inc.	3,610	69,095
C-COR.net Corporation (b)	4,585	42,641
ECtel, Ltd. (b)	22,970	83,841

		411,196

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG SMALL/MID CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Telecommunications - Services 0.8%
Cincinnati Bell, Inc. (b)	33,620	$139,523
Transportation - Airline 0.6%
AirTran Holdings, Inc. (b)	10,245	109,621
Transportation - Rail 1.2%
RailAmerica, Inc. (b)	16,360	213,498
Transportation - Services 0.0%
Pacer International, Inc. (b)	100	2,126
Transportation - Truck 0.9%
Covenant Transport, Inc. Class A (b)	4,800	99,936
Werner Enterprises, Inc.	2,645	59,883

		159,819
Utility - Electric Power 1.0%
TECO Energy, Inc.	11,255	172,652

Total Common Stocks (Cost $14,390,269)		17,525,585

Convertible Preferred Stocks 0.6%
Oil & Gas - United States Exploration & Production
Petrohawk Energy Corporation Series B (Acquired 11/16/04; Cost $93,000) (b) (f)	1,200	102,720

Total Convertible Preferred Stocks (Cost $93,000)		102,720

Short-Term Investments (a) 1.4%
Repurchase Agreements (d)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $246,017); Collateralized by: United States Government & Agency Issues	$246,000	246,000

Total Short-Term Investments (Cost $246,000)		246,000

Total Investments in Securities (Cost $14,729,269)101.1%		17,874,305
Other Assets and Liabilities, Net (1.1%)		(196,542)

Net Assets 100.0%		$17,677,763

WRITTEN OPTIONS ACTIVITY
	Contracts	Premium
Options outstanding at beginning of year	35	$11,490
Options written during the year	599	120,665
Options closed	(275)	(48,545)
Options expired	(80)	(11,531)
Options exercised	(65)	(8,470)

Options outstanding at end of year	214	$63,609

WRITTEN CALL OPTIONS DETAIL
	Contracts (100 shares per contract)	Value (Note 2)
Ascential Software Corporation
(Strike Price is $15.00. Expiration date is 2/18/05. Premium received is $940.)	10	$(1,875)

Briggs & Stratton Corporation
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $6,540.)	20	$(6,700)

CNOOC, Ltd. ADR
(Strike Price is $55.00. Expiration date is 3/18/05. Premium received is $1,460.)	5	(1,262)
(Strike Price is $60.00. Expiration date is 3/18/05. Premium received is $985.)	5	(537)

California Pizza Kitchen, Inc.
(Strike Price is $22.50. Expiration date is 1/21/05. Premium received is $785.)	5	(563)

Canadian Natural Resources, Ltd.
(Strike Price is $40.00. Expiration date is 3/18/05. Premium received is $9,275.)	25	(10,625)
(Strike Price is $45.00. Expiration date is 6/17/05. Premium received is $4,155.)	15	(4,313)

DHB Industries, Inc.
(Strike Price is $20.00. Expiration date is 2/18/05. Premium received is $18,367)	64	(10,240)

Darden Restaurants, Inc.
(Strike Price is $25.00. Expiration date is 4/15/05. Premium received is $1,310.)	5	(1,700)

Forest Oil Corporation
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $1,485.)	5	(1,300)

Helmerich & Payne, Inc.
(Strike Price is $30.00. Expiration date is 3/18/05. Premium received is $1,810.)	5	(2,250)

Inco, Ltd.
(Strike Price is $35.00. Expiration date is 1/21/05. Premium received is $1,585.)	5	(1,050)
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $960.)	5	(625)

Transocean, Inc.
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $3,120.)	10	(3,600)

United States Steel Corporation
(Strike Price is $50.00. Expiration date is 2/18/05. Premium received is $2,835.)	5	(2,050)
(Strike Price is $55.00. Expiration date is 2/18/05. Premium received is $2,920.)	10	(1,925)
(Strike Price is $50.00. Expiration date is 4/15/05. Premium received is $3,585.)	5	(2,925)

UNOVA, Inc.
(Strike Price is $22.50. Expiration date is 3/18/05. Premium received is $1,492.)	10	(3,550)

	214	$(57,090)

STRONG STRATEGIC VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.3%
Aerospace - Defense 1.3%
Northrop Grumman Corporation	730	$39,683
Apparel - Shoes & Related Manufacturing 2.1%
NIKE, Inc. Class B	480	43,531
Wolverine World Wide, Inc.	610	19,166

		62,697
Auto Manufacturer 1.1%
Ford Motor Company	2,373	34,741
Auto/Truck - Original Equipment 1.2%
Eaton Corporation	490	35,456
Banks - Southeast 1.0%
Trustmark Corporation	1,000	31,070
Banks - Super Regional 2.7%
Marshall & Ilsley Corporation	830	36,686
Wachovia Corporation	880	46,288

		82,974
Banks - West/Southwest 0.7%
Umpqua Holdings Corporation	800	20,168
Building - Paint & Allied Products 1.4%
Sherwin Williams Company	950	42,398
Building - Resident/Commercial 1.5%
Ryland Group, Inc.	780	44,881
Building Products - Wood 1.1%
Georgia-Pacific Corporation	910	34,107
Chemicals - Basic 0.7%
BASF AG Sponsored ADR	290	20,886
Chemicals - Specialty 1.0%
OM Group, Inc. (b)	950	30,799
Commercial Services - Miscellaneous 0.8%
Portfolio Recovery Associates, Inc. (b)	570	23,495
Commercial Services - Security/Safety 1.3%
The Brink’s Company	980	38,730
Computer - Integrated Systems 1.1%
Agilysys, Inc.	1,880	32,223
Computer - IT Services 1.2%
Affiliated Computer Services, Inc. Class A (b)	630	37,920
Computer - Manufacturers 1.3%
Dell, Inc. (b)	950	40,033
Computer Software - Education/ Entertainment 1.2%
Activision, Inc. (b)	1,880	37,938
Computer Software - Security 2.6%
Internet Security Systems, Inc. (b)	1,180	27,435
RSA Security, Inc. (b)	1,600	32,096
Symantec Corporation (b)	700	18,032

		77,563
Consumer Products - Miscellaneous 1.9%
Rayovac Corporation (b)	1,100	$33,616
The Yankee Candle Company, Inc. (b)	700	23,226

		56,842
Cosmetics - Personal Care 1.3%
Kimberly-Clark Corporation	350	23,033
Nu Skin Enterprises, Inc. Class A	600	15,228

		38,261
Diversified Operations 3.6%
Griffon Corporation (b)	1,400	37,800
The Manitowoc Company, Inc.	1,000	37,650
Textron, Inc.	450	33,210

		108,660
Electronics - Scientific Measuring 1.2%
Danaher Corporation	630	36,168
Finance - Consumer/Commercial Loans 2.9%
CIT Group, Inc.	1,050	48,111
MBNA Corporation	1,350	38,056

		86,167
Finance - Mortgage & Related Services 2.3%
FHLMC	510	37,587
New Century Financial Corporation	500	31,955

		69,542
Financial Services - Miscellaneous 2.5%
CompuCredit Corporation (b)	1,400	38,276
John H. Harland Company	1,000	36,100

		74,376
Food - Confectionery 0.7%
Hershey Foods Corporation	380	21,105
Food - Flour & Grain 1.7%
Archer Daniels Midland Company	2,270	50,644
Funeral Services & Related 1.0%
Alderwoods Group, Inc. (b)	2,670	30,385
Insurance - Diversified 1.5%
Prudential Financial, Inc.	800	43,968
Insurance - Life 2.4%
AmerUs Group Company	780	35,334
MetLife, Inc.	930	37,674

		73,008
Insurance - Property/Casualty/Title 3.0%
The Allstate Corporation	800	41,376
IPC Holdings, Ltd.	700	30,457
LandAmerica Financial Group, Inc.	350	18,876

		90,709
Internet - Internet Service Provider 1.3%
EarthLink, Inc. (b)	3,300	38,016
Leisure - Gaming/Equipment 1.4%
Penn National Gaming, Inc. (b)	720	43,596
Machinery - Construction/Mining 1.6%
Terex Corporation (b)	1,000	47,650
Machinery - General Industrial 2.3%
Flowserve Corporation (b)	1,230	33,874
The Toro Company	430	34,981

		68,855

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG STRATEGIC VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Media - Periodicals 0.8%
The Readers Digest Association, Inc.	1,790	$24,899
Media - Radio/TV 1.1%
The Walt Disney Company	1,260	35,028
Medical - Biomedical/Biotechnology 2.0%
Gen-Probe, Inc. (b)	700	31,647
Molecular Devices Corporation (b)	1,520	30,552

		62,199
Medical - Drug/Diversified 1.3%
Schering AG ADR	540	40,095
Medical - Ethical Drugs 0.8%
First Horizon Pharmaceutical Corporation (b)	1,100	25,179
Medical - Generic Drugs 0.8%
Perrigo Company	1,480	25,560
Medical - Health Maintenance Organizations 2.8%
Aetna, Inc.	280	34,930
UnitedHealth Group, Inc.	550	48,416

		83,346
Medical - Outpatient/Home Care 0.7%
Apria Healthcare Group, Inc. (b)	600	19,770
Medical - Products 2.4%
Alcon, Inc.	440	35,464
Dade Behring Holdings, Inc. (b)	670	37,520

		72,984
Medical/Dental - Supplies 2.6%
Becton, Dickinson & Company	770	43,736
Sybron Dental Specialties, Inc. (b)	980	34,672

		78,408
Metal Processing & Fabrication 3.0%
Commercial Metals Company	1,050	53,088
Metals USA, Inc. (b)	2,100	38,955

		92,043
Oil & Gas - International Exploration & Production 1.5%
Vintage Petroleum, Inc.	2,050	46,515
Oil & Gas - International Integrated 2.8%
ConocoPhillips	500	43,415
Exxon Mobil Corporation	780	39,983

		83,398
Oil & Gas - Machinery/Equipment 1.3%
Baker Hughes, Inc.	910	38,830
Oil & Gas - Refining/Marketing 1.7%
Tesoro Petroleum Corporation (b)	1,600	50,976
Oil & Gas - United States Exploration & Production 3.0%
Burlington Resources, Inc.	970	42,195
St. Mary Land & Exploration Company	820	34,227
Stone Energy Corporation (b)	330	14,880

		91,302
Retail - Clothing/Shoes 2.6%
Charming Shoppes, Inc. (b)	4,200	39,354
The Men’s Wearhouse, Inc. (b)	1,200	38,352

		77,706
Retail - Restaurants 1.5%
McDonald’s Corporation	1,370	43,922
Retail/Wholesale - Building Products 1.3%
The Home Depot, Inc.	900	$38,466
Steel - Producers 1.2%
Nucor Corporation	670	35,068
Telecommunications - Equipment 1.1%
Commscope, Inc. (b)	1,750	33,075
Telecommunications - Wireless Equipment 2.4%
Motorola, Inc.	2,300	39,560
Telefonaktiebolaget LM Ericsson Sponsored ADR (b)	1,070	33,694

		73,254
Telecommunications - Wireless Services 1.2%
Millicom International Cellular SA (b)	1,630	37,050
Utility - Electric Power 1.5%
Edison International	1,400	44,842

Total Common Stocks (Cost $2,427,454)		2,999,629

Short-Term Investments (a) 0.8%
Repurchase Agreements (d)
State Street Bank (Dated 12/31/05), 0.85%, Due 1/03/05 (Repurchase Proceeds $23,102); Collateralized by: United States Government & Agency Issues	$23,100	23,100

Total Short-Term Investments (Cost $23,100)		23,100

Total Investments in Securities (Cost $2,450,554) 100.1%		3,022,729
Other Assets and Liabilities, Net (0.1%)		(2,302)

Net Assets 100.0%		$3,020,427

STRONG DIVIDEND INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.7%
Aerospace - Defense 4.5%
General Dynamics Corporation	18,000	$1,882,800
Lockheed Martin Corporation	70,000	3,888,500

		5,771,300
Auto/Truck - Original Equipment 2.2%
Johnson Controls, Inc.	43,000	2,727,920
Banks - Money Center 8.8%
Bank of America Corporation	100,000	4,699,000
Citigroup, Inc.	135,000	6,504,300

		11,203,300
Banks - Northeast 2.7%
Commerce Bancorp, Inc.	15,000	966,000
North Fork Bancorporation, Inc.	87,000	2,509,950

		3,475,950
Banks - Super Regional 6.6%
AmSouth Bancorporation	60,000	1,554,000
Regions Financial Corporation	65,433	2,328,761
Wachovia Corporation	85,000	4,471,000

		8,353,761
Beverages - Alcoholic 1.7%
Anheuser-Busch Companies, Inc.	43,000	2,181,390

STRONG DIVIDEND INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Chemicals - Basic 4.5%
The Dow Chemical Company	92,000	$4,554,920
Lyondell Petrochemical Company	40,000	1,156,800

		5,711,720
Chemicals - Specialty 2.8%
Air Products & Chemicals, Inc.	26,000	1,507,220
Ashland, Inc.	36,000	2,101,680

		3,608,900
Computer Software - Desktop 2.0%
Microsoft Corporation	96,000	2,564,160
Cosmetics - Personal Care 1.9%
The Procter & Gamble Company	44,000	2,423,520
Diversified Operations 5.8%
E.I. Du Pont de Nemours & Company	75,000	3,678,750
Fortune Brands, Inc.	20,000	1,543,600
United Technologies Corporation	21,000	2,170,350

		7,392,700
Electronics - Semiconductor Manufacturing 3.0%
Intel Corporation	165,000	3,859,350
Finance - Investment Brokers 1.8%
Morgan Stanley	40,000	2,220,800
Food - Miscellaneous Preparation 1.2%
H.J. Heinz Company	39,000	1,520,610
Insurance - Diversified 3.5%
Assurant, Inc.	145,000	4,429,750
Insurance - Property/Casualty/Title 3.2%
The Allstate Corporation	78,000	4,034,160
Medical - Ethical Drugs 1.9%
Wyeth	56,000	2,385,040
Medical/Dental - Supplies 2.7%
Becton, Dickinson & Company	59,500	3,379,600
Metal Products - Fasteners 1.5%
Illinois Tool Works, Inc.	20,000	1,853,600
Oil & Gas - Field Services 1.8%
Schlumberger, Ltd.	34,000	2,276,300
Oil & Gas - International Integrated 9.0%
BP PLC Sponsored ADR	46,000	2,686,400
ConocoPhillips	65,000	5,643,950
Royal Dutch Petroleum Company - New York Shares	55,000	3,155,900

		11,486,250
Retail - Home Furnishings 0.8%
Ethan Allen Corporation	25,000	1,000,500
Retail - Major Discount Chains 2.6%
Costco Wholesale Corporation	33,000	1,597,530
Kmart Holding Corporation (b)	17,000	1,682,150

		3,279,680
Retail - Restaurants 3.0%
McDonald’s Corporation	120,000	3,847,200
Telecommunications - Services 0.8%
Citizens Communications Company	75,000	$1,034,250
Telecommunications - Services Foreign 1.9%
BCE, Inc.	100,000	2,413,000
Telecommunications - Wireless Services 2.3%
Vodafone Group PLC Sponsored ADR	108,000	2,957,040
Tobacco 2.8%
UST, Inc.	75,000	3,608,250
Transportation - Rail 3.1%
Burlington Northern Santa Fe Corporation	82,000	3,879,420
Utility - Electric Power 8.3%
Constellation Energy Group, Inc.	60,000	2,622,600
Exelon Corporation	40,000	1,762,800
TXU Corporation	95,000	6,133,200

		10,518,600

Total Common Stocks (Cost $94,509,479)		125,398,021

Short-Term Investments (a) 1.2%
Repurchase Agreements (d)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $600,108); Collateralized by: United States Government & Agency Issues	$600,000	600,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $975,269); Collateralized by: United States Government & Agency Issues	975,200	975,200

Total Short-Term Investments (Cost $1,575,200)		1,575,200

Total Investments in Securities (Cost $96,084,679) 99.9%		126,973,221
Other Assets and Liabilities, Net 0.1%		124,121

Net Assets 100.0%		$127,097,342

CURRENCY ABBREVIATIONS

CAD — Canadian Dollar

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	All or portion of these securities are held in conjunction with open written option contracts.
(d)	See Note 2(J) of Notes to Financial Statements.
(e)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.
(f)	Restricted and Illiquid Security.
(g)	All or a portion of security is pledged as collateral to cover open written option contracts.
(h)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.
(i)	Affiliated Issuer. (See Note 9 of Notes to Financial Statements)

Percentages are stated as percentages of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	(In Thousands, Except Per Share Amounts)

	Strong Dow 30 Value Fund	Strong Mid Cap Disciplined Fund	Strong Multi Cap Value Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $56,577, $589,305 and $187,344, respectively)	$68,079	$699,223	$231,044
Affiliated Issuers (Cost of $0, $0 and $2,650, respectively)	—	—	2,242
Receivable for Securities Sold	505	6,356	3,538
Receivable for Fund Shares Sold	19	2,579	186
Dividends and Interest Receivable	61	503	80
Other Assets	12	56	17

Total Assets	68,676	708,717	237,107

Liabilities:
Payable for Securities Purchased	—	—	4,240
Written Options, at Value (Premiums Received of $0, $6,338 and $1,140, respectively)	—	7,521	1,271
Payable for Fund Shares Redeemed	1,173	550	2,778
Payable Upon Return of Securities on Loan	—	24,157	—
Accrued Operating Expenses and Other Liabilities	56	156	106

Total Liabilities	1,229	32,384	8,395

Net Assets	$67,447	$676,333	$228,712

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$69,577	$565,731	$299,746
Undistributed Net Investment Income (Loss)	9	52	(261)
Accumulated Net Realized Gain (Loss)	(13,641)	1,815	(113,934)
Net Unrealized Appreciation (Depreciation)	11,502	108,735	43,161

Net Assets	$67,447	$676,333	$228,712

Capital Shares Outstanding (Unlimited Number Authorized)	5,201	30,274	3,551

Net Asset Value Per Share – Investor Class	$12.97	$22.34	$64.41

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

	(In Thousands, Except Per Share Amounts)

	Strong Small Company Value Fund	Strong Small/Mid Cap Value Fund	Strong Strategic Value Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $117,476, $14,729 and $2,451, respectively)
(Including Repurchase Agreements of $25,295, $246 and $23, respectively)	$134,321	$17,874	$3,023
Receivable for Securities Sold	150	125	—
Receivable for Fund Shares Sold	806	71	—
Dividends and Interest Receivable	95	3	2
Other Assets	9	6	1

Total Assets	135,381	18,079	3,026

Liabilities:
Payable for Securities Purchased	—	322	—
Written Options, at Value (Premiums Received of $0, $64 and $0, respectively)	—	57	—
Payable for Fund Shares Redeemed	66	9	—
Accrued Operating Expenses and Other Liabilities	28	13	6

Total Liabilities	94	401	6

Net Assets	$135,287	$17,678	$3,020

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$116,515	$14,261	$2,515
Undistributed Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss)	1,926	266	(67)
Net Unrealized Appreciation (Depreciation)	16,846	3,151	572

Net Assets	$135,287	$17,678	$3,020

Capital Shares Outstanding (Unlimited Number Authorized)	8,100	1,278	259

Net Asset Value Per Share – Investor Class	$16.70	$13.83	$11.66

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Dividend Income Fund
Assets:
Investments in Securities, at Value	$126,973
Unaffiliated Issuers (Cost of $96,085)
Receivable for Fund Shares Sold	89
Dividends and Interest Receivable	263
Other Assets	12

Total Assets	127,337

Liabilities:
Payable for Fund Shares Redeemed	186
Accrued Operating Expenses and Other Liabilities	54

Total Liabilities	240

Net Assets	$127,097

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$101,207
Undistributed Net Investment Income (Loss)	10
Accumulated Net Realized Gain (Loss)	(5,008)
Net Unrealized Appreciation (Depreciation)	30,888

Net Assets	$127,097

Investor Class ($ and shares in full)
Net Assets	$122,746,708
Capital Shares Outstanding (Unlimited Number Authorized)	7,494,637

Net Asset Value Per Share	$16.38

Class K ($ and shares in full)
Net Assets	$4,350,634
Capital Shares Outstanding (Unlimited Number Authorized)	268,983

Net Asset Value Per Share	$16.17

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Dow 30 Value Fund	Strong Mid Cap Disciplined Fund	Strong Multi Cap Value Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $0, $34 and $38, respectively)	$2,040	$7,561	$1,673
Interest	29	985	124

Total Income	2,069	8,546	1,797

Expenses:
Investment Advisory Fees	427	3,842	1,571
Administrative Fees	233	1,537	524
Custodian Fees	11	50	28
Shareholder Servicing Costs	262	1,152	907
Reports to Shareholders	57	175	178
Other	82	186	117

Total Expenses before Expense Waivers and Offsets	1,072	6,942	3,325
Expense Waivers and Offsets (Note 4)	(31)	(250)	(128)

Expenses, Net	1,041	6,692	3,197

Net Investment Income (Loss)	1,028	1,854	(1,400)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	2,046	34,729	(1,233)
Futures Contracts	—	1,227	—
Written Options	—	(12,948)	416
Net Realized Gain (Loss)	2,046	23,008	(817)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(2,477)	77,722	33,353
Written Options	—	(1,183)	(216)
Net Change in Unrealized Appreciation/Depreciation	(2,477)	76,539	33,137

Net Gain (Loss) on Investments	(431)	99,547	32,320

Net Increase (Decrease) in Net Assets Resulting from Operations	$597	$101,401	$30,920

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Small Company Value Fund	Strong Small/Mid Cap Value Fund	Strong Strategic Value Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $4, $1 and $0, respectively)	$720	$55	$26
Interest	159	4	1

Total Income	879	59	27

Expenses:
Investment Advisory Fees	628	96	20
Administrative Fees	251	38	8
Custodian Fees	17	24	8
Shareholder Servicing Costs	191	32	7
12b-1 Fees	209	32	7
Professional Fees	22	13	12
Federal and State Registration Fees	26	18	17
Other	46	11	3

Total Expenses before Expense Waivers and Offsets	1,390	264	82
Expense Waivers and Offsets (Note 4)	(51)	(39)	(29)

Expenses, Net	1,339	225	53

Net Investment Income (Loss)	(460)	(166)	(26)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	6,220	1,198	(50)
Foreign Currencies	1	—	—
Futures Contracts	(91)	—	—
Written Options	1,085	(13)	—

Net Realized Gain (Loss)	7,215	1,185	(50)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	11,553	1,410	482
Written Options	—	2	—

Net Change in Unrealized Appreciation/Depreciation	11,553	1,412	482

Net Gain (Loss) on Investments	18,768	2,597	432

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,308	$2,431	$406

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)

Strong Dividend Income Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $27)	$3,482
Interest	20

Total Income	3,502

Expenses (Note 4):
Investment Advisory Fees	790
Administrative Fees	378
Custodian Fees	14
Shareholder Servicing Costs	408
Reports to Shareholders	89
Other	95

Total Expenses before Expense Waivers and Offsets	1,774
Expense Waivers and Offsets	(60)

Expenses, Net	1,714

Net Investment Income (Loss)	1,788

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	12,638
Net Change in Unrealized Appreciation/Depreciation on Investments	1,841

Net Gain (Loss) on Investments	14,479

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,267

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Dow 30 Value Fund		Strong Mid Cap Disciplined Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$1,028	$819	$1,854	$328
Net Realized Gain (Loss)	2,046	(168)	23,008	54,447
Net Change in Unrealized Appreciation/Depreciation	(2,477)	20,065	76,539	32,094

Net Increase (Decrease) in Net Assets Resulting from Operations	597	20,716	101,401	86,869
Distributions:
From Net Investment Income	(1,028)	(819)	(1,459)	(300)
From Net Realized Gains	—	—	(41,300)	(10,874)

Total Distributions	(1,028)	(819)	(42,759)	(11,174)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(20,316)	(20,063)	302,927	83,658

Total Increase (Decrease) in Net Assets	(20,747)	(166)	361,569	159,353
Net Assets:
Beginning of Year	88,194	88,360	314,764	155,411

End of Year	$67,447	$88,194	$676,333	$314,764

Undistributed Net Investment Income (Loss)	$9	$9	$52	$67

	Strong Multi Cap Value Fund		Strong Small Company Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(1,400)	$(1,013)	$(460)	$(155)
Net Realized Gain (Loss)	(817)	(12,977)	7,215	3,403
Net Change in Unrealized Appreciation/Depreciation	33,137	87,933	11,553	5,594

Net Increase (Decrease) in Net Assets Resulting from Operations	30,920	73,943	18,308	8,842
Distributions:
From Net Investment Income	(716)	—	—	—
From Net Realized Gains	—	—	(5,610)	(2,130)

Total Distributions	(716)	—	(5,610)	(2,130)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(38,863)	(56,834)	83,040	24,966

Total Increase (Decrease) in Net Assets	(8,659)	17,109	95,738	31,678
Net Assets:
Beginning of Year	237,371	220,262	39,549	7,871

End of Year	$228,712	$237,371	$135,287	$39,549

Undistributed Net Investment Income (Loss)	$(261)	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Small/Mid Cap Value Fund		Strong Strategic Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(166)	$(25)	$(26)	$4
Net Realized Gain (Loss)	1,185	81	(50)	86
Net Change in Unrealized Appreciation/Depreciation	1,412	2,149	482	227

Net Increase (Decrease) in Net Assets Resulting from Operations	2,431	2,205	406	317
Distributions:
From Net Investment Income	—	—	—	(4)
From Net Realized Gains	(576)	—	(45)	—

Total Distributions	(576)	—	(45)	(4)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,098	4,011	1,078	209

Total Increase (Decrease) in Net Assets	8,953	6,216	1,439	522
Net Assets:
Beginning of Year	8,725	2,509	1,581	1,059

End of Year	$17,678	$8,725	$3,020	$1,581

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Dividend Income Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$1,788	$1,912
Net Realized Gain (Loss)	12,638	(2,505)
Net Change in Unrealized Appreciation/Depreciation	1,841	33,151

Net Increase (Decrease) in Net Assets Resulting from Operations	16,267	32,558
Distributions:
From Net Investment Income:
Investor Class	(1,721)	(1,830)
Class K	(79)	(71)

Total Distributions	(1,800)	(1,901)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(33,181)	(36,570)

Total Increase (Decrease) in Net Assets	(18,714)	(5,913)
Net Assets:
Beginning of Year	145,811	151,724

End of Year	$127,097	$145,811

Undistributed Net Investment Income (Loss)	$10	$22

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG DOW 30 VALUE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.99	$10.35	$12.44	$13.49		$14.22
Income From Investment Operations:
Net Investment Income (Loss)	0.20	0.12	0.09	0.07		0.06
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	2.64	(2.09)	(1.05)		(0.73)

Total from Investment Operations	0.18	2.76	(2.00)	(0.98)		(0.67)
Less Distributions:
From Net Investment Income	(0.20)	(0.12)	(0.09)	(0.07)		(0.06)

Total Distributions	(0.20)	(0.12)	(0.09)	(0.07)		(0.06)

Net Asset Value, End of Period	$12.97	$12.99	$10.35	$12.44		$13.49

Ratios and Supplemental Data
Total Return(b)	+1.36%	+26.68%	–16.07%	–7.29%		–4.75%
Net Assets, End of Period (In Millions)	$67	$88	$88	$108		$160
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	1.4%	1.3%		1.2%
Ratio of Expenses to Average Net Assets	1.3%	1.4%	1.4%	1.3%		1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.3%	1.0%	0.8%	0.5%		0.5%
Portfolio Turnover Rate	37.2%	123.0%	109.4%	110.6%		87.1%

STRONG MID CAP DISCIPLINED FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$20.13	$14.85	$17.42	$15.50		$13.52
Income From Investment Operations:
Net Investment Income (Loss)	0.06	0.02	0.01	(0.02)		(0.00	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	4.00	5.99	(2.06)	1.94		3.00

Total from Investment Operations	4.06	6.01	(2.05)	1.92		3.00
Less Distributions:
From Net Investment Income	(0.05)	(0.02)	—	—		(0.06)
From Net Realized Gains	(1.80)	(0.71)	(0.52)	(0.00	)(c)	(0.96)

Total Distributions	(1.85)	(0.73)	(0.52)	(0.00	)(c)	(1.02)

Net Asset Value, End of Period	$22.34	$20.13	$14.85	$17.42		$15.50

Ratios and Supplemental Data
Total Return(b)	+21.18%	+40.66%	–11.78%	+12.41%		+22.80%
Net Assets, End of Period (In Millions)	$676	$315	$155	$92		$18
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.5%	1.5%	1.5%		1.9%
Ratio of Expenses to Average Net Assets	1.3%	1.5%	1.5%	1.5%		1.9%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.4%	0.1%	0.1%	(0.2)%		(0.1)%
Portfolio Turnover Rate	62.3%	251.5%	430.7%	647.6%		300.6%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Total return assumes dividend reinvestment and does not reflect the effects of sales charges.
(c)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG MULTICAP VALUE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001(b)	Sept. 30, 2001(c)		Sept. 30, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$55.63	$40.13	$52.60	$45.71	$51.89		$46.10
Income From Investment Operations:
Net Investment Income (Loss)	(0.40)	(0.24)	(0.20)	(0.05)	0.02		(0.00	)(d)(e)
Net Realized and Unrealized Gains (Losses) on Investments	9.38	15.74	(12.27)	6.96	(6.20)		6.29

Total from Investment Operations	8.98	15.50	(12.47)	6.91	(6.18)		6.29
Less Distributions:
From Net Investment Income	(0.20)	—	—	(0.02)	—		(0.50)

Total Distributions	(0.20)	—	—	(0.02)	—		(0.50)

Net Asset Value, End of Period	$64.41	$55.63	$40.13	$52.60	$45.71		$51.89

Ratios and Supplemental Data
Total Return(f)	+16.14%	+38.62%	–23.71%	+15.11%	–11.91%		+13.73%
Net Assets, End of Period (In Millions)	$229	$237	$220	$353	$308		$402
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%	1.6%	1.6%	1.5%*	1.6%		1.5%
Ratio of Expenses to Average Net Assets	1.5%	1.5%	1.6%	1.5%*	1.6%		1.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.7)%	(0.5)%	(0.4)%	(0.1)%*	(0.0	)%(d)	(0.0	)%(d)
Portfolio Turnover Rate	74.7%	65.0%	65.8%	18.1%	58.1%		52.2%

STRONG SMALL COMPANY VALUE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.91	$9.12	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.06)	(0.05)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	3.75	5.71	(0.83)

Total from Investment Operations	3.69	5.66	(0.88)
Less Distributions:
From Net Realized Gains	(0.90)	(0.87)	—

Total Distributions	(0.90)	(0.87)	—

Net Asset Value, End of Period	$16.70	$13.91	$9.12

Ratios and Supplemental Data
Total Return(f)	+27.04%	+62.53%	–8.80%
Net Assets, End of Period (In Millions)	$135	$40	$8
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.7%	1.9%	2.6%*
Ratio of Expenses to Average Net Assets	1.6%	1.7%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%	(0.9)%	(1.0)%*
Portfolio Turnover Rate	40.6%	155.5%	200.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2001, the Fund changed its fiscal year-end from September to December.
(c)	Effective May 14, 2001 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Strong Schafer Capital Management, LLC.
(d)	Amount calculated is less than $0.005 or 0.05%.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	For the period March 28, 2002 (inception date) to December 31, 2002.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SMALL/MID CAP VALUE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.01	$7.58	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13)	(0.03)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	2.43	4.46	(2.38)

Total from Investment Operations	2.30	4.43	(2.42)
Less Distributions:
From Net Realized Gains	(0.48)	—	—

Total Distributions	(0.48)	—	—

Net Asset Value, End of Period	$13.83	$12.01	$7.58

Ratios and Supplemental Data
Total Return(c)	+19.37%	+58.44%	–24.20%
Net Assets, End of Period (In Millions)	$18	$9	$3
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.1%	2.9%	3.6%*
Ratio of Expenses to Average Net Assets	1.8%	1.8%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3)%	(0.6)%	(0.7)%*
Portfolio Turnover Rate	132.9%	132.0%	107.7%

STRONG STRATEGIC VALUE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.06	$7.99	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Investments	1.88	2.07	(2.01)

Total from Investment Operations	1.78	2.10	(1.99)
Less Distributions:
From Net Investment Income	—	(0.03)	(0.02)
From Net Realized Gains	(0.18)	—	—

Total Distributions	(0.18)	(0.03)	(0.02)

Net Asset Value, End of Period	$11.66	$10.06	$7.99

Ratios and Supplemental Data
Total Return(c)	+18.01%	+26.24%	–19.86%
Net Assets, End of Period (In Millions)	$3	$2	$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.0%	4.3%	5.9%*
Ratio of Expenses to Average Net Assets	1.9%	1.9%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.9)%	0.3%	0.5%*
Portfolio Turnover Rate	90.3%	139.3%	56.9%

*	Calculated on an annualized basis
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period March 28, 2002 (inception date) to December 31, 2002.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG DIVIDEND INCOME — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$14.57	$11.85	$15.19	$17.49	$17.31	$17.18
Income From Investment Operations:
Net Investment Income (Loss)	0.22	0.16	0.15	0.35	0.07	0.37
Net Realized and Unrealized Gains (Losses) on Investments	1.81	2.72	(3.09)	(2.30)	1.01	1.88

Total from Investment Operations	2.03	2.88	(2.94)	(1.95)	1.08	2.25
Less Distributions:
From Net Investment Income	(0.22)	(0.16)	(0.15)	(0.35)	(0.08)	(0.36)
From Net Realized Gains	—	—	(0.25)	—	(0.82)	(1.76)

Total Distributions	(0.22)	(0.16)	(0.40)	(0.35)	(0.90)	(2.12)

Net Asset Value, End of Period	$16.38	$14.57	$11.85	$15.19	$17.49	$17.31

Ratios and Supplemental Data
Total Return(c)	+14.04%	+24.50%	–19.77%	–11.20%	+6.60%	+15.36%
Net Assets, End of Period (In Millions)	$123	$141	$151	$234	$298	$260
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	1.4%	1.1%	1.0%*	1.0%
Ratio of Expenses to Average Net Assets	1.4%	1.4%	1.4%	1.1%	1.0%*	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.4%	1.2%	1.0%	2.1%	2.5%*	2.3%
Portfolio Turnover Rate(d)	49.0%	92.2%	114.1%	76.9%	7.0%	106.8%

STRONG DIVIDEND INCOME FUND — CLASS K

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$14.39	$11.71	$15.19
Income From Investment Operations:
Net Investment Income (Loss)	0.27	0.19	0.25
Net Realized and Unrealized Gains (Losses) on Investments	1.79	2.71	(3.13)

Total from Investment Operations	2.06	2.90	(2.88)
Less Distributions:
From Net Investment Income	(0.28)	(0.22)	(0.35)
From Net Realized Gains	—	—	(0.25)

Total Distributions	(0.28)	(0.22)	(0.60)

Net Asset Value, End of Period	$16.17	$14.39	$11.71

Ratios and Supplemental Data
Total Return(c)	+14.49%	+24.99%	–19.42%
Net Assets, End of Period (In Millions)	$4	$5	$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	2.1%
Ratio of Expenses to Average Net Assets	1.0%	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.8%	1.6%	1.6%
Portfolio Turnover Rate(d)	49.0%	92.2%	114.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Value Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Dow 30 Value Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Mid Cap Disciplined Fund(2) (a series fund of Strong Equity Funds, Inc.)

•	Strong Multi Cap Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Small Company Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Small/Mid Cap Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Strategic Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Dividend Income Fund(2) (a series fund of Strong Conservative Equity Funds, Inc.)

(1) Non-diversified Fund

(2) Diversified Fund

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Dow 30 Value Fund, Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, and Strong Strategic Value Fund offer Investor Class shares. Strong Dividend Income Fund offers Investor Class shares and Class K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Investor Class shares are available to the general public and Class K shares are primarily available through retirement plans.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Funds’ Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at December 31, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Multi Cap Value Fund	$1,271,000	$1,403,840	0.6%
Strong Small/Mid Cap Value Fund	93,000	102,720	0.6%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Each Fund, other than Strong Dividend Income Fund, generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Strong Dividend Income Fund generally pays dividends from net investment income quarterly and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At December 31, 2004, Strong Mid Cap Disciplined Fund had securities with a market value of $23,552,811 on loan and had received $24,156,972 in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2004, the securities lending income totaled $24,306 and $1,165 for Strong Mid Cap Disciplined Fund and Strong Dow 30 Value Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Funds directed certain portfolio trades to brokers who, in turn, paid a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Class K
Strong Dow 30 Value Fund	0.55%		0.30%	*
Strong Mid Cap Disciplined Fund	0.75	%(1)	0.30%	*
Strong Multi Cap Value Fund	0.75%		0.25%	*
Strong Small Company Value Fund	0.75	%(1)	0.30%	*
Strong Small/Mid Cap Value Fund	0.75	%(1)	0.30%	*
Strong Strategic Value Fund	0.75	%(1)	0.30%	*
Strong Dividend Income Fund	0.70	%(2)(3)	0.30%	0.25%

*	Fund does not offer share class.
(1)	The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.
(2)	The investment advisory fees are 0.70% for assets under $4 billion, 0.675% for the next $2 billion assets, and 0.65% for assets $6 billion and above.
(3)	The annual advisory fee actually paid may be lower than these figures based on the subadvisory agreement described below.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses until May 1, 2005 for Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, Strong Strategic Value Fund, and Strong Dividend Income Fund Class K to keep Net Annual Operating Expenses at no more than 2.00%, 2.00%, 2.00%, and 0.99%, respectively. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 10), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.025% for Strong Dow 30 Value Fund and 0.033% for the Funds with the exception of Strong Dow 30 Value Fund from May 21, 2004 until May 21, 2005. However, the Funds are expected to reorganize into the Wells Fargo Fund Family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Class K shares are paid an annual rate of 0.20% of the average daily net assets of the class. Transfer agent fees are recorded in shareholder servicing costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Waivers and Offsets in the Funds’ Statements of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Through December 31, 2004, the W.H. Reaves & Co., Inc. (“Reaves”) managed the investments of Strong Dividend Income Fund under a subadvisory agreement with the Advisor. Reaves was compensated by the Advisor (not the Fund) and assumed all of its own expenses in providing subadvisory services. The investment subadvisory fees began at 0.585% and were reduced based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund’s performance measured against a benchmark. The benchmark is 90% of the performance of the Russell 1000 Value Index. The Fund’s advisory fee shall be reduced by an amount equal to the difference between the fee Reaves would have been paid had the performance criteria been met, and the actual fee paid to Reaves. In addition, Reaves directly affected purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the year ended December 31, 2004, totaled $125,069.

Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, and Strong Strategic Value Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act. Under this plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of each Fund as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s shares.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Dow 30 Value Fund	$21,858	$262,884	$390	$3,513
Strong Mid Cap Disciplined Fund	107,620	1,156,150	5,187	16,921
Strong Multi Cap Value Fund	68,425	908,812	2,983	8,924
Strong Small Company Value Fund	15,310	193,723	741	2,518
Strong Small/Mid Cap Value Fund	2,871	32,392	79	1,128
Strong Strategic Value Fund	527	7,113	15	918
Strong Dividend Income Fund	31,407	408,946	4,261	5,698

Strong Financial Corporation, the Advisor’s parent, owned 19% of Strong Strategic Value Fund at December 31, 2004.

4.	Expenses and Expense Waivers and Offsets

For the year ended December 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	Other
Strong Dividend Income Fund
Investor Class	$366,867	$399,038	$81,375	$4,115
Class K	10,809	8,665	7,426	1,390

For the year ended December 31, 2004, the expense waivers and offsets are as follows:

	Expense Waivers and Absorptions*	Directed Brokerage Credits	Earnings Credits
Strong Dow 30 Value Fund	$(24,525)	$(2,959)	$(3,875)
Strong Mid Cap Disciplined Fund	(181,896)	(57,515)	(10,091)
Strong Multi Cap Value Fund	(81,319)	(45,686)	(737)
Strong Small Company Value Fund	(28,595)	(19,776)	(2,562)
Strong Small/Mid Cap Value Fund	(12,917)	(26,097)	(67)
Strong Strategic Value Fund	(28,998)	(417)	(7)
Strong Dividend Income Fund
Investor Class	(6,983)	—	—
Class K	(16,249)	—	—
Fund Level	(36,978)	—	(7)

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 10. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 10.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% (except Strong Multi Cap Value Fund, which is limited to 5%) of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Dow 30 Value Fund, Strong Strategic Value Fund and Strong Dividend Income Fund had no borrowings under the LOC during the period. Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund and Strong Small/Mid Cap Value Fund had minimal borrowings under the LOC during the year. At December 31, 2004, there were no outstanding borrowings by the Funds under the LOC.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004, are as follows:

	Purchases	Sales
Strong Dow 30 Value Fund	$27,802,632	$46,553,429
Strong Mid Cap Disciplined Fund	561,098,173	276,061,175
Strong Multi Cap Value Fund	153,084,836	188,055,120
Strong Small Company Value Fund	88,757,108	29,420,870
Strong Small/Mid Cap Value Fund	23,309,823	16,644,025
Strong Strategic Value Fund	3,359,980	2,289,701
Strong Dividend Income Fund	61,591,754	93,875,739

There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Dow 30 Value Fund	$60,025,968	$9,875,559	$(1,822,501)	$8,053,058	$9,381	$—
Strong Mid Cap Disciplined Fund	590,061,221	112,721,042	(3,559,474)	109,161,568	5,424,452	—
Strong Multi Cap Value Fund	202,345,774	36,666,279	(5,726,189)	30,940,090	93,083	—
Strong Small Company Value Fund	117,476,635	19,701,811	(2,857,072)	16,844,739	1,907,520	30,825
Strong Small/Mid Cap Value Fund	15,010,067	2,969,343	(105,105)	2,864,238	273,553	273,422
Strong Strategic Value Fund	2,450,554	585,725	(13,550)	572,175	—	—
Strong Dividend Income Fund	97,230,699	30,475,478	(732,956)	29,742,522	9,933	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2012) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Dow 30 Value Fund	$1,027,649	$—	$10,193,026	$—	$819,183	$—
Strong Mid Cap Disciplined Fund	38,659,910	4,098,788	—	1,875,307	11,173,698	—
Strong Multi Cap Value Fund	716,285	—	101,582,276	—	—	—
Strong Small Company Value Fund	5,356,087	253,973	—	—	2,015,079	114,679
Strong Small/Mid Cap Value Fund	—	575,996	—	—	—	—
Strong Strategic Value Fund	42,414	2,182	67,166	—	4,123	—
Strong Dividend Income Fund	1,800,811	—	3,850,257	12,270	1,900,639	—

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Dow 30 Value Fund 100.0%, Strong Mid Cap Disciplined Fund 18.3%, Strong Multi Cap Value Fund 100.0%, Strong Small Company Value Fund 10.8%, Strong Small/Mid Cap Value Fund 0.0%, Strong Strategic Value Fund 56.0%, and Strong Dividend Income Fund 100.0%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows (unaudited): Strong Dow 30 Value Fund 100.0%, Strong Mid Cap Disciplined Fund 17.9%, Strong Multi Cap Value Fund 100.0%, Strong Small Company Value Fund 11.5%, Strong Small/Mid Cap Value Fund 0.0%, Strong Strategic Value Fund 53.0%, and Strong Dividend Income Fund 100.0%.

Strong Dow 30 Value Fund, Strong Small/Mid Cap Value Fund and Strong Dividend Income Fund utilized $862,242, $6,085 and $10,935,223, respectively, of their capital loss carryovers during the year ended December 31, 2004.

8.	Capital Share Transactions

	Strong Dow 30 Value Fund		Strong Mid Cap Disciplined Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$10,548,096	$22,801,363	$639,726,544	$221,120,972
Proceeds from Reinvestment of Distributions	979,357	781,361	41,489,150	10,984,836
Payment for Shares Redeemed	(31,843,326)	(43,645,756)	(378,288,981)	(148,447,685)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(20,315,873)	$(20,063,032)	$302,926,713	$83,658,123

Transactions in Shares of Each of the Funds Were as Follows:
Sold	827,458	2,048,446	30,446,159	13,318,232
Issued in Reinvestment of Distributions	75,479	60,151	1,994,256	565,234
Redeemed	(2,491,926)	(3,857,035)	(17,803,172)	(8,711,364)

Net Increase (Decrease) in Shares of the Fund	(1,588,989)	(1,748,438)	14,637,243	5,172,102

	Strong Multi Cap Value Fund		Strong Small Company Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$42,477,277	$42,217,248	$149,171,231	$42,355,981
Proceeds from Reinvestment of Distributions	694,219	—	5,471,977	2,100,499
Payment for Shares Redeemed	(82,034,472)	(99,051,486)	(71,603,505)	(19,490,406)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(38,862,976)	$(56,834,238)	$83,039,703	$24,966,074

Transactions in Shares of Each of the Funds Were as Follows:
Sold	709,413	937,422	9,610,777	3,425,586
Issued in Reinvestment of Distributions	10,810	—	344,921	157,932
Redeemed	(1,435,943)	(2,158,943)	(4,699,304)	(1,602,696)

Net Increase (Decrease) in Shares of the Fund	(715,720)	(1,221,521)	5,256,394	1,980,822

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Small/Mid Cap Value Fund		Strong Strategic Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$14,750,268	$8,418,486	$2,558,005	$1,433,200
Proceeds from Reinvestment of Distributions	520,046	—	34,936	2,782
Payment for Shares Redeemed	(8,172,790)	(4,407,193)	(1,515,242)	(1,226,836)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$7,097,524	$4,011,293	$1,077,699	$209,146

Transactions in Shares of Each of the Funds Were as Follows:
Sold	1,163,624	864,607	239,435	154,396
Issued in Reinvestment of Distributions	39,517	—	3,449	276
Redeemed	(651,576)	(469,373)	(141,070)	(130,034)

Net Increase (Decrease) in Shares of the Fund	551,565	395,234	101,814	24,638

	Strong Dividend Income Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$12,663,221	$28,984,092
Proceeds from Reinvestment of Distributions	1,610,726	1,717,170
Payment for Shares Redeemed	(46,268,353)	(70,862,834)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(31,994,406)	(40,161,572)

CLASS K
Proceeds from Shares Sold	957,685	4,507,584
Proceeds from Reinvestment of Distributions	73,969	51,686
Payment for Shares Redeemed	(2,218,124)	(967,662)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,186,470)	3,591,608

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(33,180,876)	$(36,569,964)

	Strong Dividend Income Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	842,428	2,243,781
Issued in Reinvestment of Distributions	104,861	134,583
Redeemed	(3,114,265)	(5,474,314)

Net Increase (Decrease) in Shares	(2,166,976)	(3,095,950)

CLASS K
Sold	65,076	373,802
Issued in Reinvestment of Distributions	4,880	4,068
Redeemed	(152,136)	(74,398)

Net Increase (Decrease) in Shares	(82,180)	303,472

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended December 31, 2004, is as follows:

	Balance of Shares Held Jan. 1, 2004	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Dec. 31, 2004	Value Dec. 31, 2004	Investment Income Jan. 1, 2004 - Dec. 31, 2004	Realized Gain/Loss on Sales
Strong Multi Cap Value Fund
Covalent Group	—	896,970	17,800	879,170	$2,241,884	$—	$285

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Strong Value Funds:

We have audited the accompanying statements of assets and liabilities of Strong Dow 30 Value Fund, Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, Strong Strategic Value Fund and Strong Dividend Income Fund (all seven collectively constituting Strong Value Funds, hereafter referred to as the “Funds”), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Dow 30 Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Dow 30 Value Fund into the Wells Fargo Advantage Dividend Income Fund.

For	Against	Abstain
2,847,097.099	253,009.596	113,813.300

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
2,822,076.041	259,115,937	132,728.017

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
2,811,769.717	274,019.973	128,130.305

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
3,213,919.995	—	—

Results of Special Meeting of Shareholders of Strong Mid Cap Disciplined Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Mid Cap Disciplined Fund into the Wells Fargo Advantage Mid Cap Disciplined Fund.

For	Against	Abstain
16,788,270.730	751,876.278	475,213.382

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
16,781,255.575	717,453.152	516,651.663

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
16,747,407.376	736,231.938	531,721.076

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
18,015,360.390	—	—

Results of Special Meeting of Shareholders of Strong Multi Cap Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Multi Cap Value Fund into the Wells Fargo Advantage Small Cap Value Fund.

For	Against	Abstain
1,748,493.761	69,922.369	34,120.052

To approve an interim advisory agreement with Wells Fargo Funds Management.

For	Against	Abstain
1,742,605.556	71,530.195	38,400.431

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
1,739,406.276	72,231.047	40,898.859

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
1,852,536.182	—	—

Results of Special Meeting of Shareholders of Strong Small Company Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Small Company Value Fund into the Wells Fargo Advantage Small Cap Disciplined Fund.

For	Against	Abstain
3,334,502.925	198,093.537	81,243.975

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
3,312,683.661	198,671.190	102,485.586

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
3,295,881.727	208,452.232	109,506.478

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
3,613,840.437	—	—

Results of Special Meeting of Shareholders of Strong Small/Mid Cap Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Small/Mid Cap Value Fund into the Wells Fargo Advantage Small/Mid Cap Value Fund.

For	Against	Abstain
579,572.973	20,391.915	8,767.875

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
574,583.227	22,961.483	11,188.053

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
574,924.166	22,238.222	11,570.375

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
608,732.763	—	—

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited) (continued)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Strategic Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Strategic Value Fund into the Wells Fargo Advantage U.S. Value Fund.

For	Against	Abstain
207,914.273	5,730.363	1,622.801

To approve an interim advisory agreement with Wells Fargo Funds Management.

For	Against	Abstain
207,914.273	5,730.363	1,622.801

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
207,866.001	5,778.635	1,622.801

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
215,267.437	—	—

Results of Special Meeting of Shareholders of Strong Dividend Income Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Dividend Income Fund into the Wells Fargo Advantage Dividend Income Fund.

For	Against	Abstain
4,274,593.820	219,296.036	113,863.415

To approve an interim advisory agreement with Wells Fargo Funds Management.

For	Against	Abstain
4,241,569.106	219,562.555	146,621.610

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
4,262,910.172	221,254.395	123,588.704

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
4,607,753.271	—	—

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48467 02-05

AVLU/WH3296 12-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Equity Funds II, Inc.	$20,645	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Equity Funds II, Inc.	$37,705	$0	$11,330	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $476,259 for 2004 and $512,254 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Equity Funds II, Inc., on behalf of Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund and Strong Strategic Value Fund

By:	/s/ Dana J. Russart
Dana J. Russart, Principal Executive Officer

Date: February 14, 2005

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: February 14, 2005